UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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FuelCell Energy, Inc.
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NOTICE OF 2022 ANNUAL MEETING &
PROXY STATEMENT
APRIL 7, 2022

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JAMES H. ENGLAND
CHAIRMAN OF THE BOARD
February 22, 2022

On behalf of the Board of Directors of FuelCell Energy, Inc., our senior management team and all of our employees, we are pleased to invite you to the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, April 7, 2022 at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be a completely “virtual meeting” of stockholders, conducted via live audio webcast on the Internet.
This past year we continued to make advancements on our multi-year transformation of FuelCell Energy. Most recently, we took steps and implemented measures intended to support our growth, profitability and sustainability goals. During 2021, we raised capital through the sale of shares of our common stock, positioning us to invest in our people, our technology, and our capabilities. A strengthened balance sheet allows us to pivot to the next phase of our “Powerhouse” strategy, working to grow and scale our enterprise, innovate and accelerate the commercialization of our advanced technologies, all in an effort to drive top-line revenue. During 2021, we continued to execute on building out our generation backlog, with our San Bernardino project reaching commercial operation in the third quarter of our fiscal year and our 7.4 megawatt power platform in Long Island, New York project reaching commercial operation in January 2022. And, as a testament to the focus of our team, these recent achievements have all been accomplished during one of the most challenging times in history due to the novel coronavirus pandemic.
While we have made substantial progress, there remains work to be done, and we will continue our focus on execution, innovation and growth in all of our businesses. We sincerely appreciate the support of our stockholders and we look forward to delivering on our shared vision of success. In order to continue the progress we have made toward our long-term goals, we need your vote. As always, we will continue to evaluate ways in which we can improve our business, our governance, environmental and social responsibilities and demonstrate our commitment to our stockholders. Our Board and management team remain committed to the success of our business. Thank you for your investment in FuelCell Energy, Inc.
Sincerely,

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER
JASON FEW
PRESIDENT & CHIEF EXECUTIVE OFFICER
February 22, 2022
We are pleased to invite you to FuelCell Energy, Inc.’s Annual Meeting of Stockholders to be held on Thursday, April 7, 2022 at 10:00 a.m. Eastern Daylight Time. This year’s Annual Meeting will again be a completely “virtual meeting”, conducted via live audio webcast on the Internet. This booklet includes the Notice of Annual Meeting and the Proxy Statement.
The Proxy Statement fully describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when voting your shares.
Your vote is very important and we request that you vote your shares as promptly as possible. We encourage you to vote your shares by proxy even if you do not plan to attend the Annual Meeting. The Board of Directors recommends the approval of the three proposals being presented at the Annual Meeting as being in the best interest of the Company and its stockholders.
Sincerely,
“YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO
VOTE YOUR SHARES BY PROXY EVEN IF YOU DO NOT
PLAN TO ATTEND THE MEETING.”

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
MEETING INFORMATION
THURSDAY, APRIL 7, 2022
10:00 a.m. Eastern Daylight Time
The 2022 Annual Meeting of Stockholders will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. You will be able to attend the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2022 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.
ITEMS OF BUSINESS
1.
To elect seven directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2022;

3.
To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE
Holders of record of our common stock on February 11, 2022, the record date, are entitled to notice of, and to vote at, the Annual Meeting.
MATERIALS TO REVIEW
This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.
PROXY VOTING
It is important that your shares are represented and voted at the Annual Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.
ADMISSION TO THE 2022 ANNUAL MEETING
To attend the 2022 Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.
By Order of the Board of Directors,
JOSHUA DOLGER
Executive Vice President, General Counsel,
and Corporate Secretary
February 22, 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST
Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the virtual Annual Meeting See page 5 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 7, 2022: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2021 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.

FUELCELL ENERGY, INC.   3

4   FUELCELL ENERGY, INC.

PROXY SUMMARY
This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s fiscal year 2021 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2021. We are making this Proxy Statement available on or about February 22, 2022.
ELIGIBILITY TO VOTE
Holders of record of our common stock at the close of business on February 11, 2022, the record date, are entitled to vote at the 2022 Annual Meeting of Stockholders.
HOW TO VOTE
You may vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card or Notice of Annual Meeting available and follow the instructions. Voting will be accepted until 11:59 p.m. (EDT) on April 6, 2022:
Online at www.proxyvote.com	By telephone at 1-800-690-6903
Online using your mobile device by scanning the QR Code	By mail by voting, signing and timely mailing your Proxy Card
MEETING INFORMATION
Time and Date:	Thursday, April 7, 2022 at 10:00 a.m. (EDT)
Virtual Meeting Address:	www.virtualshareholdermeeting.com/FCEL2022
MEETING ATTENDANCE
As in the past two years, this year’s Annual Meeting will also be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for this Annual Meeting, which was February 11, 2022, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2022 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
FUELCELL ENERGY, INC.   5

PROXY SUMMARY
COMPANY PROFILE
Headquartered in Danbury, Connecticut, FuelCell Energy has leveraged five decades of research and development to become a global leader in delivering environmentally responsible distributed baseload power platform solutions through our proprietary fuel cell technology. As an innovator and an American manufacturer of clean fuel cell power platforms, our current commercial technology is focused on decarbonizing power and producing hydrogen. Our platforms deliver clean, distributed generation and distributed hydrogen, as well as heat, carbon separation and utilization, and water. We plan to increase our investment in developing and commercializing future technologies expected to generate hydrogen through electrolysis (the conversion of electricity and water into hydrogen) and long duration hydrogen-based energy storage through our solid oxide technologies, as well as carbon capture solutions extending the number of solutions delivered from our carbonate fuel cell platform. We think about our platforms as a force multiplier — delivering the same amount of energy with multiple outputs. As a leading global manufacturer of proprietary fuel cell technology platforms, we are uniquely positioned to serve customers worldwide with sustainable products and solutions for businesses, utilities, governments and municipalities. Our solutions are designed to enable a world empowered by clean energy, enhancing the quality of life for people around the globe and decarbonizing industries not suited for electrification to enable industrial innovations to continue to move society forward. We target large-scale power users with our megawatt-class installations globally, and we currently offer sub-megawatt solutions for smaller power consumers in Europe. To provide a frame of reference, one megawatt is adequate to continually power approximately 1,000 average sized U.S. homes. Our customer base includes utility companies, municipalities, universities, hospitals, government entities/military bases and a variety of industrial and commercial enterprises. Our leading geographic markets are currently the United States and South Korea, and we are pursuing opportunities in other countries around the world. Our product offerings drive our mission to help our customers realize their environmental goals, strengthen resiliency, manage energy and other commodity costs, and deliver valuable goods and services to their customers. Visit us online at www.fuelcellenergy.com and follow us on Twitter @FuelCell_Energy.
STOCKHOLDER VOTING MATTERS
	Board & Management Recommendation	Page Reference (for more detail)
1. To elect seven directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified	FOR each Director Nominee	10
2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2022	FOR	57
3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement	FOR	58
DIRECTOR NOMINEES
Name	Age	Director Since	Primary Occupation
James H. England*†	75	2008	Chief Executive Officer of Stahlman-England Irrigation, Inc.
Jason Few	55	2018	President, Chief Executive Officer and Chief Commercial Officer of FuelCell Energy, Inc.
Matthew F. Hilzinger*	58	2015	Former Executive Vice President and Chief Financial Officer of USG Corporation
Natica von Althann*	71	2015	Former Financial Executive at Bank of America and Citigroup
Cynthia Hansen*	57	2021	Executive Vice President and President, Gas Distribution and Storage of Enbridge Inc.
Donna Sims Wilson*	60	2021	Chief Operating Officer of Kah Capital Management
Betsy Bingham*	61	2021	Lean Operations Leader of GE Aviation

*
Independent Director

†
Chairman of the Board of Directors

6   FUELCELL ENERGY, INC.

PROXY SUMMARY

ENABLING SUSTAINABILITY
At FuelCell Energy, we are focused on delivering every day on our mission to enable the world to live a life empowered by clean energy. This is core to our mission, core to our business practices, and core to the platforms and solutions we deploy around the world. Since October 2018, FuelCell Energy has been ISO 14001:2015 certified, having demonstrated the establishment of and adherence to a strict environmental management system standard that allows organizations to improve environmental performance through more efficient use of resources and reduction of waste. We believe that we are the only fuel cell manufacturer to have achieved this certification.
FuelCell Energy is a global leader in sustainable clean energy technologies that address some of the world’s most critical challenges around decarbonizing energy, producing hydrogen as a “new” fuel source and, longer term, an energy storage carrier, safety and energy grid resiliency and reliability and distributed power to support global urbanization. We are working to commercialize our solid oxide electrolysis (SOEC) hydrogen platform to extend hydrogen production offerings and our molten carbonate fuel cell carbon capture technologies intended to drive next generation solutions as the world strives for a practical path to a net zero carbon footprint. Our SureSource 1500 and SureSource 3000 power platforms were the first systems certified to meet the California Air Resource Board emissions standards under the Distributed Generation Certification Program for operation with on-site biogas within the state of California. Our proprietary carbon capture solution is the only solution that we know of that can capture carbon from an external source, produce power rather than consuming it and if configured to produce hydrogen is also capable of producing hydrogen for distributed applications at locations where carbon is emitted.
FuelCell Energy’s clean, efficient and reliable fuel cell power platforms assist our customers in achieving their environmental and sustainability goals. Our patented products offer a sustainable alternative to traditional internal combustion-based power generation. Traditional power plants create harmful emissions, such as nitrogen oxides, sulfur oxides and particulate matter, that are a serious public health concern and have a more immediate and direct impact on the communities in which these plants operate versus the longer-term impact of climate change. In contrast, FuelCell Energy power platforms use a combustion-free power generation process that is virtually free of pollutants. Our platforms are highly efficient and environmentally friendly products that support the “Triple Bottom Line” concept of sustainability, consisting of environmental, social, and economic considerations. When evaluating power generation sources, an often-overlooked consideration is actual power production versus name plate capacity. Intermittent technologies such as solar and wind do not produce power on a continuous basis and, as a result, require other generation resources to fill the gap, which should be considered when measuring total emissions associated with intermittent technologies. The following table illustrates our view of some of the key attributes and benefits of our power platforms.
Product efficiency
The electrical efficiency of our carbonate fuel cell solutions ranges from approximately 47% to 60% upon initial operation of our platforms depending on the configuration. When configured for combined heat and power, our system efficiencies can potentially reach up to 90%, depending on the application. Our solutions are designed to deliver high electrical efficiency where the power is used, avoiding transmission. Transmission line losses average about 5% for the U.S. grid, which represents inefficiency, results in additional emissions, and is a hidden cost to ratepayers. In addition, overhead transmission lines have contributed to the ignition of wildfires in certain geographies.
FUELCELL ENERGY, INC.   7

PROXY SUMMARY
Product end-of-life management
Our commitment to sustainability is evident in the design, manufacturing, installation, and on-going servicing of our fuel cell power platforms, which are engineered for recycling and re-use. We start with a commitment to sustainability best practices as part of our corporate culture, then apply this core belief to the design, manufacture, installation, and servicing of our fuel cell power platforms. For example, when our plants reach the end of their useful lives, we have the capability to refurbish and re-use certain parts and also recycle most of what we cannot re-use. This is a departure from other combustion-based power generation methods that typically produce a significant amount of unrecyclable waste which increases landfill use. The balance of plant is designed to have an operating life of 25-to-30 years, at which time metals such as steel and copper are reclaimed for scrap value. For context, by weight, approximately 93% of our entire power plant can be re-used or recycled at the end of its useful life.
Our manufacturing process has a very low carbon footprint, utilizing an assembly-oriented production strategy. While we continue to enhance and adopt sustainable business practices, we recognize this is an ongoing effort with more to be accomplished, such as further reducing the direct and indirect aspects of our carbon footprint. We encourage you to read our inaugural Sustainability Report which was published in February 2022 and is available on our website at https://www.fuelcellenergy.com/about-us-basic/sustainability/.
8   FUELCELL ENERGY, INC.

PROXY STATEMENT
FuelCell Energy, Inc. (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”) is providing you with this Proxy Statement in connection with the solicitation by FuelCell’s Board of Directors (the “Board”) of proxies to be voted at FuelCell’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. This year’s Annual Meeting will be a completely “virtual meeting” of stockholders to be held on Thursday, April 7, 2022 at 10:00 a.m. Eastern Daylight Time. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2022 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, CT 06810.
The Board has set the close of business on February 11, 2022 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Annual Meeting.
As of February 11, 2022, there were 366,686,971 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.
The Notice of Annual Meeting, Proxy Statement and proxy card are being distributed and made available to our stockholders on or about February 22, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 7, 2022: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2021 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.
FUELCELL ENERGY, INC. | PROXY STATEMENT   9

PROXY STATEMENT
PROPOSAL 1
 ELECTION OF DIRECTORS

FuelCell’s Directors (“Directors”) are elected annually to serve one-year terms. The Board has nominated each of the seven Director nominees named below to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company. Mr. England, Mr. Few, Mr. Hilzinger and Ms. von Althann were elected by the stockholders at the 2021 Annual Meeting of Stockholders of the Company (the “2021 Annual Meeting”). Ms. Hansen, Ms. Sims Wilson and Ms. Bingham were elected to the Board during calendar year 2021. It is the intention of the persons named as proxies to vote, if authorized, for the election of the seven Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected.
DIRECTOR QUALIFICATIONS AND BIOGRAPHIES

The Environmental, Social, Governance and Nominating Committee (formerly the Nominating and Corporate Governance Committee) regularly assesses the performance and attributes of each Director to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.
Pursuant to the recommendation of the Environmental, Social, Governance and Nominating Committee, the Board has nominated the following seven candidates for election as Directors and has concluded that each of these incumbent Directors should be nominated for election based on their extensive senior leadership backgrounds, competencies and other qualifications identified below:
Director Nominee Key Characteristics and Experience include:
■ Technology Commercialization	■ Leadership
■ Corporate & International Finance	■ Manufacturing
■ Financial Management	■ Regulatory
■ Global Power Project Development	■ Lean Operations
■ Government Affairs	■ Risk Management
■ Energy & Utility Sectors	■ Strategic Planning
■ Project Finance	■ Cybersecurity
Six of the seven Director nominees are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).
Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

DIRECTOR NOMINEES

JAMES H. ENGLAND
Age 75 Director since: 2008 INDEPENDENT Chairman of the Board of Directors since 2018

BIOGRAPHY:
Mr. England is a Corporate Director and has been the CEO of Stahlman-England Irrigation, Inc. since 2000. Prior to that, Mr. England spent 4 years as Chairman, President and CEO of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd. and served as that company’s CFO from 1990-1993, during which time John Labatt Ltd. was a public company with a market capitalization of over $5 billion. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England has served as a director of Enbridge Inc. since 2007 and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd., and the St. Clair Paint and Wallpaper Corporation.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad International Exposure

■
High Level of Financial Expertise

■
Extensive Energy Industry Experience

■
Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Chief Executive Officer of Stahlman-England Irrigation Inc.
10   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

Betsy Bingham
Age 61 Director since: 2021 INDEPENDENT

BIOGRAPHY:
Ms. Bingham has served as Lean Operations Leader for GE Aviation since June 2021. Ms. Bingham is responsible for leading GE Aviation’s lean transformation and implementation of lean principles throughout the organization and daily operations. In addition, Ms. Bingham has responsibility for Sustainability and Environmental, Health and Safety across the business. Ms. Bingham has significant experience as a leader in corporate lean manufacturing, transformation, and scaling manufacturing. Previously, Ms. Bingham was the Lean & Operations Leader for GE Digital from December 2019 to June 2021, having responsibility for leading the lean transformation as well as oversight of the operational management system across the company. Prior to working at GE, Ms. Bingham served as Vice President of Integrated Supply Chain for the Honeywell International, Performance Materials and Technology business from September 2018 to November 2019. Additionally, Ms. Bingham was responsible for the Honeywell Operating System, the Company’s lean transformation system. Prior to Honeywell, Ms. Bingham served Koninklijke Philips N.V. (Royal Philips), a publicly traded diversified technology company, as Head of Systems Manufacturing from March 2018 to September 2018, Chief Operating Officer of Diagnostic Imaging Business from August 2016 to March 2018 and Senior Vice President - Head of Global Customer Service from January 2015 to August 2016. Ms. Bingham brings additional quality, lean, and continuous improvement experience through leadership roles with Royal Philips’ Diagnostics Imaging Business, and Danaher subsidiaries Tektronix, Inc. and Veeder-Root Com. Ms. Bingham received her Bachelor of Science in Ceramic Engineering from Alfred University, and an MBA from State University of New York at Buffalo.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Executive Level Leadership

■
Broad Understanding of Advanced Technologies

■
Lean Manufacturing and Scaling Manufacturing

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ Lean Operations Leader for GE Aviation
Jason Few
Age 55 Director since: 2018

BIOGRAPHY:
Mr. Few was appointed President and Chief Executive Officer of FuelCell Energy, Inc. in August 2019 and Chief Commercial Officer in September 2019. Prior to joining FuelCell Energy, Mr. Few served as the President of Sustayn Analytics LLC, a cloud-based software waste and recycling optimization company, since 2018, and as the Founder and Senior Managing Partner of BJF Partners, LLC, a privately held strategic consulting firm, since 2016. Mr. Few has over 30 years of experience increasing enterprise value for Global Fortune 500 and privately held technology, telecommunication, and energy firms. Mr. Few has overseen transformational opportunities across the technology and industrial energy sectors, including with Continuum Energy, an energy products and services company, where Mr. Few served as President and Chief Executive Officer from 2013 to 2016, NRG Energy, Inc., an integrated energy company, where he served in various roles including Executive Vice President and Chief Customer Officer from 2009 to 2012, Reliant Energy, a retail electricity provider, where he was President from 2009 to 2012, and Smart Energy, a retail electricity provider, where he was Senior Vice President from 2008 to 2009. Mr. Few also has served as a Senior Advisor to Verve Industrial Protection, an industrial cybersecurity software company, since 2016. Mr. Few was elected to the board of Marathon Oil (NYSE: MRO) effective April 1, 2019, and is a member of Marathon Oil’s Compensation Committee (Chair) and Corporate Governance and Nominating Committee. Mr. Few is active in his community serving on the board of Memorial Hermann Hospital and formerly the American Heart Association. Mr. Few is also a member of The Business Council. He earned a bachelor’s degree in computer systems in business from Ohio University. He received an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership

■
Broad Understanding of Advanced Technologies

■
Extensive Knowledge of the Company

■
Extensive Energy and Utility Industry Experience

■
Experience with Global Publicly Traded Companies

■
Risk Management / Oversight

■
Project Finance / Global Power Project Development

■
Financial Management

■
Strategic Planning

■
Cybersecurity

PRINCIPAL OCCUPATION: ■ President, Chief Executive Officer & Chief Commercial Officer
FUELCELL ENERGY, INC. | PROXY STATEMENT   11

PROXY STATEMENT
CYNTHIA HANSEN
Age 57 Director since: 2021 INDEPENDENT

BIOGRAPHY:
Ms. Hansen has served as Executive Vice President and President, Gas Distribution and Storage at Enbridge Inc. since November 2018 and has been appointed to serve as Executive Vice President and President, Gas Transmission and Midstream at Enbridge Inc., effective March 1, 2022. Ms. Hansen is responsible for the overall leadership and operations of Ontario-based Enbridge Gas Inc., which followed the amalgamation of Enbridge Gas Distribution and Union Gas, as well as Gazifere, which serves the Gatineau region of Quebec. Ms. Hansen is also Executive Sponsor for Asset and Work Management Transformation across Enbridge Inc., working with other business unit leaders and co-chair of the Diversity and Inclusion Steering Committee. Ms. Hansen has more than 20 years of experience working in operational, financial and safety leadership roles within Enbridge Inc., including as President, Enbridge Gas Distribution and Senior Vice President, Operations within Liquids Pipelines. Prior to joining Enbridge Inc., Ms. Hansen worked as a Principal for PricewaterhouseCoopers. Ms. Hansen is a member of Calgary-based Enbridge Inc.’s Executive Leadership Team. Ms. Hansen has also served on the boards of the Ontario Energy Association since 2016 and the Canadian Gas Association since 2019. Ms. Hansen also served on the board of Energir Inc. from 2018 until December 31, 2021, and she previously served on the boards of the Canadian Energy Council, the Canadian Energy Pipelines Association, the Alberta Chamber of Resources, the Edmonton Symphony Orchestra, the University of Alberta School of Business Advisory Council and NorQuest College, among others. Ms. Hansen was named one of Canada’s Most Powerful Women: Top 100 by the Women’s Executive Network, as well as a WXN Hall of Fame member, and was recognized as a Canadian Business Leader by Catalyst Canada.

SKILLS AND QUALIFICATIONS INCLUDE:
■
Board and Executive Level Leadership Experience

■
High Level of Financial Expertise

■
International Exposure

■
Risk Management / Oversight

■
Extensive Energy Industry Experience

■
Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Executive Vice President and President, Gas Distribution and Storage of Enbridge Inc.
MATTHEW F. HILZINGER
Age 58 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Mr. Hilzinger was the Executive Vice President and Chief Financial Officer of USG Corporation, an international building products company, from 2012-2019. In that position, he oversaw all financial activities as well as strategic planning. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer from 2008 to 2012 responsible for finance and risk management, and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger has also served on the board of Northwest Hardwoods, Inc. since 2021. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990. Mr. Hilzinger is a graduate of the University of Michigan, with a BBA in accounting.

SKILLS AND QUALIFICATIONS INCLUDE:
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Executive Leadership

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High Level of Financial Expertise

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Extensive Knowledge of the Company

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Extensive Energy Industry Experience

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Experience with Global Publicly Traded Companies

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Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ Former Executive Vice President and Chief Financial Officer of USG Corporation
12   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

NATICA VON ALTHANN
Age 71 Director since: 2015 INDEPENDENT

BIOGRAPHY:
Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since 2009 and as a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A., since 2009. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously, she spent 26 years with Citigroup in various leadership roles, including Division Executive — Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications — Technology group for Citicorp Securities.

SKILLS AND QUALIFICATIONS INCLUDE:
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Board and Executive Level Leadership Experience

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High Level of Banking and Financial Expertise

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Extensive Knowledge of the Company

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Broad International Exposure

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Risk Management / Oversight

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Exposure to Energy and Utility Sectors

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Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Former Financial Executive at Bank of America and Citigroup
Donna Sims Wilson
Age 60 Director since: 2021 INDEPENDENT

BIOGRAPHY:
Ms. Sims Wilson has served as Chief Operating Officer of Kah Capital Management, an alternative asset management firm, since April 2020, where she serves on the Management Committee, the Investment and Risk Management Committee, and is Chairman of the Valuation Committee. Ms. Sims Wilson previously served as President of Smith Graham Investment Advisors, a $6 billion investment management firm, from October 2015 to April 2021. Ms. Sims Wilson also served on Smith Graham's Board of Directors as well as Executive Management and Investment Policy Committees for the same period. Prior to joining Smith Graham, she completed a 30-year career as an investment banker where among other roles, she was the lead corporate finance professional underwriting hundreds of billions of dollars of corporate and mortgage debt, as well as equity initial and secondary public offerings. Ms. Sims Wilson co-founded the National Association of Securities Professionals (NASP) Africa Financial Summit in 2015. With subsequent funding from USAID, Mobilizing Institutional Investor to Develop Africa’s Infrastructure (MiDA) was born and has since executed over $1 billion in African infrastructure investments from U.S. institutions. Her leadership in ideating and launching these successful endeavors served as a precursor to her participation in leading a delegation of U.S. pension funds and foundations to the 2018 G20 Buenos Aires summit to educate global institutional investors on how to generate safe, risk-adjusted returns by investing in African infrastructure. Ms. Sims Wilson also previously served as Chair for the Export Import Bank of the United States on the Sub-Saharan African Advisory Board. Ms. Sims Wilson is a frequent speaker at financial service industry events, has testified before the U.S. Congress on laws relating to diversity, and has appeared on CNBC’s Squawk Box and C-SPAN discussing issues of diversity, equity and how diverse populations are faring in the economic recovery. She was named One of the Most Powerful Women in Business by Black Enterprise Magazine and received NASP’s coveted Joyce Johnson Award in 2010. Ms. Sims Wilson is an advocate of diversity, equity and inclusion initiatives, and she helps businesses break down demographic, social and geographic barriers to achieve expanded levels of success. Additionally, Ms. Sims Wilson brings extensive corporate governance experience through her international corporate board service, leadership positions with numerous not for profit boards and working closely with institutional investors and analysts.

SKILLS AND QUALIFICATIONS INCLUDE:
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Executive Level Leadership Experience

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High Level of Banking and Financial Expertise

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Broad International Exposure

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Risk Management / Oversight

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Exposure to Energy and Utility Sectors

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Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Chief Operating Officer at Kah Capital Management
FUELCELL ENERGY, INC. | PROXY STATEMENT   13

PROXY STATEMENT
A summary of the attributes of each of our Director nominees follows.
14   FUELCELL ENERGY, INC. | PROXY STATEMENT

PROXY STATEMENT

The chart below details Board diversity composition by various characteristics as defined by the Nasdaq Stock Market (“Nasdaq”) board diversity and disclosure Rule 5605(f). For more information regarding our philosophy concerning the diversity and recruitment of our Board members, please see page 16 of this Proxy Statement.
Background008Board Diversity Matrix (as of February 18, 2022)Total Number of DirectorsDirectorsFemaleMaleNon-BinaryDid Not Disclose GenderPart I: Gender IdentityPartDirectorsIdentityPart II: Demographic Background4400 African American or Black1100 Alaskan Native or Native American0000 Asian0000 Hispanic or Latinx1000 Native Hawaiian or Pacific Islander0000 White3300 Two or More Races or Ethnicities1000 LGBTQ+ Did Not Disclose Demographic Background0
FUELCELL ENERGY, INC. | PROXY STATEMENT   15

CORPORATE GOVERNANCE
THE ROLE OF THE BOARD
The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning and review and approve the Company’s strategy and mission. The Board is active in reviewing and approving significant corporate actions. The Board also oversees and assesses the effectiveness of the Company’s risk mitigation framework, including controls for financial, regulatory and legal matters, as well as disaster recovery and cybersecurity, environmental, social and governance matters, approves the compensation of the executive officers, and reviews the process for succession, talent development and employee compensation.
BOARD LEADERSHIP STRUCTURE
The Board regularly evaluates its leadership structure in order to ensure that the Company effectively represents the interests of its stockholders. Our amended and restated by-laws provide the Board flexibility in determining its leadership structure. Currently, the Board maintains separate roles for the CEO and the Chairman of the Board. The Company’s President and CEO (Mr. Jason Few) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. Mr. Few’s responsibilities include:
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Providing strong ethical leadership;

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Executing on the Company’s corporate strategy, and reinforcing the Company’s mission, culture and core values;

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Ensuring complete and accurate disclosure of financial, operational and management matters to the Board;

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Ensuring compliance and integrity of all financial and regulatory filings and other Company communications; and

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Communicating with the Board so that it is fully informed with respect to Company, industry and corporate governance matters.

The Board’s independent Chairman (Mr. James H. England) serves as the principal representative of the Board and as such, presides over all Board meetings. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time because it allows Mr. Few to focus on operating and managing our company, while Mr. England focuses on the leadership of the Board and other strategic business activities. We believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership. Our Board also periodically evaluates our leadership structure to determine if it remains in our best interests based on circumstances existing at the time. In evaluating our leadership structure, our Board seeks to implement a leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, and considers various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.
BOARD REFRESHMENT AND COMPOSITION
The Board understands the importance of adding diverse, experienced talent to the Board in order to establish an array of experience and strategic views. The Environmental, Social, Governance and Nominating Committee (formerly the Nominating and Corporate Governance Committee) adheres to vigorous board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors, to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge. The Environmental, Social, Governance and Nominating Committee routinely looks for candidates with skill sets that are relevant to the Company and align with our business strategy and goals.
In 2021, we added three new Directors to the Board, bringing an expansive mix of expertise, diversity and insight to the Board and its committees. We believe that our new directors ensure fresh views and new perspectives with regard to the Company, balanced with the continuity and stability of our longer-serving Directors.
Four out of seven of our Director nominees are women and approximately twenty-nine percent of our Director nominees are ethnically diverse.
As part of the Company’s commitment to good corporate governance practices and principles and in furtherance of Board refreshment initiatives, in 2018, the Board adopted as part of its corporate governance principles a mandatory director retirement age of 75 and set a director term limit of 12 years, subject to certain exceptions to allow for terms of up to no more than 15 years as necessary to ensure an orderly transition of Board members and leadership positions. In December 2020, the Board made revisions to the mandatory director retirement age to allow the Board, on the recommendation of the Environmental, Social, Governance and Nominating Committee and for good cause shown, to provide up to two, one-year waivers of this retirement requirement. The Environmental, Social, Governance and Nominating Committee and the Board maintain the right to amend the corporate governance principles to extend the retirement waiver.
16   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

In December 2020, the Board, upon the recommendation of the Environmental, Social, Governance and Nominating Committee, voted to utilize the exception to the director term limit policy to allow Mr. England to stand for re-election at the 2021 Annual Meeting despite his having achieved 12 years of Board service, in order to ensure continuity of leadership, due to the small size of the Board, and in consideration for Mr.  England’s leadership and capabilities.
In January 2022, the Board, upon the recommendation of the Environmental, Social, Governance and Nominating Committee, voted to utilize the exception to the director term limit and mandatory retirement age policy to allow Mr. England to stand for re-election at the 2022 Annual Meeting notwithstanding his having achieved more than 12 years of Board service and having reached the age of 75. This decision was made in consideration of Mr. England’s unique leadership strengths — he is currently the only independent Director nominee with chief executive officer experience — and his deep understanding of the Company and service on the Board helps to provide balance and continuity of leadership given the significant number of new Board members elected in 2021.
DIRECTOR ORIENTATION
As part of our Director orientation process, each new Director is provided with orientation materials, attends a presentation by the management team with the opportunity for questions and engagement, and participates in a tour of the Company’s manufacturing facility.
MAJORITY VOTING STANDARD IN DIRECTOR ELECTIONS
In 2016, the Board approved an amendment to the Company’s by-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our amended and restated by-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast with respect to a Director’s election.
In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director receives a greater number of votes “against” his or her election than votes “for” his or her election, the Director shall promptly tender his or her resignation to the Chairman of the Board. The Environmental, Social, Governance and Nominating Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Environmental, Social, Governance and Nominating Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.
CONTINUING EDUCATION AND SELF-EVALUATION
The Board believes that continuing education by the Board and management is critical to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance. In addition, in 2018, the Board adopted a policy requiring mandatory participation in an accredited director education program. New directors are required to complete a minimum of four hours of accredited director education within the first 180 days of election to the Board and all directors are required to complete four hours of accredited director education per fiscal year. All of our Directors elected at the last Annual Meeting met their continuing education requirements in fiscal year 2021. All of our Directors and all of our currently serving named executive officers (i.e., those executive officers that are named in the Fiscal Year 2021 Summary Compensation Table and are also currently employed by the Company) are members of the National Association of Corporate Directors.
As part of the Board’s commitment to improve its performance and effectiveness, self-assessments of the Board and each of its committees are conducted annually. Results of these self-assessments are reviewed by the Environmental, Social, Governance and Nominating Committee and the full Board. In 2016, the Board added individual Director self-assessments to the self-assessment process in an effort to assess individual Director effectiveness and his or her contribution to the Board. Results of these individual Director self-assessments are also reviewed by the Environmental, Social, Governance and Nominating Committee and the full Board.
CORPORATE GOVERNANCE PRINCIPLES
The Board has adopted Corporate Governance Principles (the “Principles”) which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Principles are reviewed annually by the Environmental, Social, Governance and Nominating Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
FUELCELL ENERGY, INC. | PROXY STATEMENT   17

Corporate Governance
CODE OF ETHICS
The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.
The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board, our currently serving named executive officers (including our principal executive officer and our principal financial and accounting officer), and all of our other employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As required by the Sarbanes-Oxley Act of 2002, our Audit and Finance Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
WHISTLEBLOWER POLICY
The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.
We have established a written protocol with a third party vendor to ensure that all complaints received, other than with respect to our named executive officers, will be reported directly to the Company’s General Counsel, who investigates and reports as necessary directly to the Audit and Finance Committee of the Board. Any complaints received concerning our named executive officers (i.e., those executive officers named in the Fiscal Year 2021 Summary Compensation Table) are reported directly to the Chair of the Audit and Finance Committee of the Board for investigation.
The third party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Under the terms of the Company’s Insider Trading Policy, all Directors, officers (including, but not limited to, all currently serving named executive officers), and employees, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale. Our Directors, officers (including, but not limited to, all currently serving named executive officers), and employees are also prohibited from pledging any Company securities.
COMPENSATION RECOVERY POLICY
The Company has adopted an Executive Compensation Recovery Policy that allows the Board to seek recovery of any erroneously paid incentive compensation made to any current or former executive officer of the Company in the event of an accounting restatement that results in a recalculation of a financial metric applicable to an award if, in the opinion of the Board, such restatement is due to the misconduct by one or more of any current or former executive officers. The amount subject to recoupment will, at a minimum, be equal to the difference between what the executive received and what he or she would have received under the corrected financial metrics over the three-year period prior to the restatement. Under the policy, the Board will review all performance-based compensation awarded to or earned by the executive officer on the basis of performance during fiscal periods materially affected by the restatement. If, in the opinion of the Board, the Company’s financial results require restatement due to the misconduct by one or more of any current or former executive officers, the Board may seek recovery of all performance-based compensation awarded to or earned by the executive officer during fiscal periods materially affected by the restatement, to the extent permitted by applicable law.
The Executive Compensation Recovery Policy can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.
STOCK OWNERSHIP GUIDELINES AND HOLDING REQUIREMENTS
In 2018, the Company increased its minimum stock ownership guidelines applicable to each of its non-employee independent Directors and its executive officers. The increase represented a 6-fold increase in the prior minimum stock ownership guidelines. However, subsequent
18   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

to the adoption of the increased minimum stock ownership guidelines, on May 8, 2019, the Company effected a 1-for-12 reverse stock split of the shares of the Company’s common stock, and the minimum stock ownership guidelines were adjusted to reflect the implementation of that reverse stock split. The Company increased the minimum stock ownership guidelines again in February 2020. In December 2021, we further amended the guidelines to remove performance based awards (such as performance stock units) from the list of awards that may be counted for purposes of meeting the applicable ownership guidelines. Our current stock ownership guidelines are shown in the table below:
Position	Ownership Guideline
President and Chief Executive Officer	The lesser of three times base salary or at least 300,000 shares
All Other Section 16 Executive Officers	The lesser of one times base salary or at least 60,000 shares
Non-Employee Independent Directors	The lesser of three times the annual cash retainer or at least 30,000 shares
Executives subject to the guidelines must meet the ownership requirement within the later of five years from the date they are appointed to a Section 16 Executive Officer position, or if they were already serving in a Section 16 Executive Officer position, five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, December 2026). The non-employee independent Directors are expected to achieve target ownership levels within the later of five years from the date of commencement of service as a Director, or if they were already serving as a Director, five years from the date of any change in the minimum stock ownership guidelines (in the case of the most recent change, December 2026). For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:
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FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director and his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;

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100% of restricted stock and restricted stock unit awards (vested and unvested) issued under the Company’s equity incentive plans, but not performance stock units issued under the Company’s equity incentive plans;

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100% of common stock issued under the Company’s Employee Stock Purchase Plan;

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100% of unexercised stock options (vested and unvested) issued under the Company’s equity incentive plans; and

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100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.
Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service on the Board.
RISK OVERSIGHT
The Board has overall responsibility for the oversight of risk management at our Company. Day to day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures. Our Board’s role in our Company’s risk oversight has not affected our leadership structure.
While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Environmental, Social, Governance and Nominating Committee oversees risks related to environmental, social and corporate governance (“ESG”) strategy, initiatives, and policies, including communications with employees, investors, and other stakeholders with respect to ESG matters. The Audit and Finance Committee is responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment, enterprise risk management and commodity exposure. The Audit and Finance Committee also oversees the risk assessment and review of the financial internal controls and procedures, financial statement reporting compliance and cybersecurity risk management. Finally, the Audit and Finance Committee also considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks. In September 2021, the Audit and Finance Committee adopted a Financial Risk Management Policy (“FRMP”). The objective of the FRMP, which was developed and is executed by the Company’s management, is to manage and mitigate exposure to, among other things, commodity price, foreign currency and interest rate risk with oversight by Audit and Finance Committee. The Compensation Committee assists our Board in overseeing the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company. Each of the Board committees reviews these risks and then discusses the process and results with the full Board.
FUELCELL ENERGY, INC. | PROXY STATEMENT   19

Corporate Governance
COMMUNICATING WITH DIRECTORS
The Company has established a process by which stockholders or other interested parties can communicate with the Board or any of the Company’s individual Directors, by sending their communications to the following address:
FuelCell Energy, Inc. Board of Directors
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
Alternatively, communications can be submitted electronically via the Company website at www.fuelcellenergy.com.
Stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board or, in the case of communications sent to an individual Director, to such Director.
BOARD OF DIRECTORS AND COMMITTEES
INDEPENDENT DIRECTORS AND MEETING ATTENDANCE

The Board currently consists of eight directors — James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson and Betsy Bingham, each of whom will stand for re-election at the Annual Meeting, as well as Chris Groobey, who will not stand for re-election at the Annual Meeting. In connection with the election of the seven Director nominees named in this Proxy Statement, the size of the Board will decrease from eight Directors to seven Directors.
The Board has determined that the following six of the seven Director nominees are independent Directors in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and Nasdaq, including Nasdaq Rule 5605(a)(2): James H. England, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson and Betsy Bingham. The Board had previously determined that Jason Few, who served as a non-employee Director prior to his appointment as our President and CEO, was an independent Director prior to his appointment as our President and CEO in accordance with the director independence standards of the SEC and Nasdaq, including Nasdaq Rule 5605(a)(2). However, the Board determined that Mr. Few ceased to be independent upon his appointment as President and CEO of the Company on August 26, 2019. Chris Groobey was also determined by the Board to be an independent Director in accordance with the director independence standards of the SEC and Nasdaq.
The Board and its committees meet regularly to review and discuss the Company’s progress, strategy and business. The Board meets regularly with management and outside advisors. The independent Directors also hold regular executive sessions without Mr. Few or other members of management. Board members are also kept apprised of Company progress and issues that arise between Board meetings.
All Directors serving at the time of the Company’s 2021 Annual Meeting were in attendance at the meeting. Regular attendance at Board meetings and annual stockholder meetings by each Board member is expected. The Board held 20 meetings in fiscal year 2021. Each Director serving during fiscal year 2021 attended more than 75% of the total number of Board and, if a Director served on a committee, committee meetings held during fiscal year 2021.
20   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

BOARD COMMITTEES

The Board has four standing committees: the Audit and Finance Committee, the Compensation Committee, the Executive Committee and the Environmental, Social, Governance and Nominating Committee. These committees assist the Board in performing its responsibilities and making informed decisions.
The table below identifies the current members of these four standing committees:
Director	Audit and Finance	Compensation	Executive	Environmental, Social, Governance & Nominating
James H. England (Chairman of the Board)
Jason Few
Matthew F. Hilzinger
Natica von Althann
Chris Groobey
Cynthia Hansen
Donna Sims Wilson
Betsy Bingham
The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.
Audit and Finance Committee

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Current Members: Matthew F. Hilzinger, Chris Groobey, Natica von Althann, Donna Sims Wilson and Betsy Bingham

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Current Chair: Matthew F. Hilzinger

The members of our Audit and Finance Committee at the beginning of our fiscal year 2021 were Mr. Hilzinger, Mr. England, Mr. Groobey and Ms. von Althann. The composition of our Audit and Finance Committee changed with the appointment of Ms. Hansen, on May 25, 2021, to the Board and the Committee, and again on August 13, 2021, with the appointment of Ms. Sims Wilson to the Board and the Committee. On October 27, 2021, after an extensive review of all Director committee assignments by the Environmental, Social Governance and Nominating Committee and with the approval of the Board, the Audit and Finance Committee composition was changed such that the Committee consisted of Mr. Hilzinger, Mr. Groobey, Ms. von Althann and Ms. Sims Wilson. Finally, the Audit and Finance Committee composition was changed again with the appointment of Ms. Bingham, on December 3, 2021, to the Board and the Committee. Mr. Hilzinger was Chair of the Audit and Finance Committee throughout fiscal year 2021.
Each of the current and fiscal year 2021 Audit and Finance Committee members satisfies, and satisfied during his or her service on the Committee, the definition of independent director and is, and was during his or her service on the Committee, financially literate under the applicable Nasdaq and SEC rules (including those specifically applicable to audit committee members). In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has designated Mr. Hilzinger as the Audit and Finance Committee’s “Audit Committee Financial Expert.”

The Audit and Finance Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management. The Audit and Finance Committee routinely holds executive sessions with the Company’s independent registered public accounting firm without the presence of management.

FUELCELL ENERGY, INC. | PROXY STATEMENT   21

Corporate Governance

Responsibilities of the Audit and Finance Committee include:
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Overseeing management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;

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Overseeing the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;

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Overseeing the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;

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Reviewing potential financing proposals and referring them to the Board as necessary; and

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Overseeing the Company’s analysis and mitigation strategies for enterprise risk, including the FRMP, and reporting any findings to the Board as necessary.

The Audit and Finance Committee held 9 meetings during fiscal year 2021. The complete Audit and Finance Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit and Finance Committee’s report appears on page 56 of this Proxy Statement.

Compensation Committee

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Current Members: Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen and Donna Sims Wilson

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Current Chair: Matthew F. Hilzinger

The members of our Compensation Committee at the beginning of our fiscal year 2021 were Matthew F. Hilzinger, Natica von Althann and Chris Groobey. On October 27, 2021, after an extensive review of all Director committee assignments by the Environmental, Social, Governance and Nominating Committee and with the approval of the Board, the Compensation Committee composition was changed such that the Committee consisted (and consists) of Mr. Hilzinger, Ms. von Althann, Ms. Hansen and Ms. Sims Wilson. Mr. Hilzinger served as Chair of the Compensation Committee throughout fiscal year 2021.
Each of the current and fiscal year 2021 Compensation Committee members is, and was during his or her service on the Committee, an independent Director under applicable Nasdaq and SEC rules (including the rules applicable to compensation committee members), and the Compensation Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation Committee are appointed by the Board.
The Compensation Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.
The Compensation Committee’s overall objectives are to ensure the attraction and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation Committee include:
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Reviewing and recommending for approval by the independent Directors of the Board the compensation (salary, bonus and other incentive compensation) of the Chief Executive Officer of the Company;

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Reviewing and approving the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;

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Reviewing and approving milestones and strategic and operational initiatives relevant to the compensation of executive officers of the Company and evaluating performance in light of those goals and objectives;

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Reviewing and approving all employment, retention and severance agreements for executive officers of the Company; and

■
Reviewing the management succession program for the Chief Executive Officer, the named executive officers and other selected executives of the Company.

The Compensation Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation Committee agendas are established in consultation with the Committee chair. The Compensation Committee meets in executive session at each Committee meeting.

22   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

The Compensation Committee held 9 meetings during fiscal year 2021. The complete Compensation Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation Committee’s report appears on page 28 of this Proxy Statement.

Executive Committee
■ Current Members: Jason Few, James H. England and Chris Groobey ■ Current Chair: Jason Few

The members of our Executive Committee at the beginning of our fiscal year 2021 were Mr. England, Mr. Few, Mr. Hilzinger, Mr. Groobey and Ms. von Althann. On October 27, 2021, after an extensive review of all Director committee assignments by the Environmental, Social, Governance and Nominating Committee and with the approval of the Board, the Executive Committee composition was changed such that the Committee consisted (and consists) of Mr. England, Mr. Few and Mr. Groobey. Mr. England and Mr. Groobey are independent directors under applicable Nasdaq rules.

The principal purposes of the Executive Committee are to provide a forum in between regularly scheduled meetings of the Board for the Chief Executive Officer to seek guidance and advice regarding matters for the Board agenda, and to exercise the powers and authority of the Board in between regularly scheduled meetings of the Board in situations where a special meeting of the Board cannot be convened in the period in which a decision needs to be made, except as limited by the Company’s by-laws, the Nasdaq Marketplace Rules, Delaware corporate law, or other applicable laws or regulations and as may be further limited in the Executive Committee’s Charter.

The Executive Committee held no meetings during fiscal year 2021.
Environmental, Social, Governance and Nominating Committee

■
Current Members: Natica von Althann, Matthew F. Hilzinger, James H. England, Cynthia Hansen and Betsy Bingham

■
Current Chair: Natica von Althann

The members of our Environmental, Social, Governance and Nominating Committee (formerly named our “Nominating and Corporate Governance Committee”) at the beginning of our fiscal year 2021 were Ms. von Althann, Mr. Hilzinger, Mr. England and Mr. Groobey. On October 27, 2021, after an extensive review of all Director committee assignments by the Committee and with the approval of the Board, Committee composition was changed such that the Committee consisted of Mr. England, Mr. Hilzinger, Ms. von Althann and Ms. Hansen. The composition of the Environmental, Social, Governance and Nominating Committee was changed again with the appointment of Ms. Bingham, on December 3, 2021, to the Board and the Committee. Ms. von Althann was Chair of the Environmental, Social, Governance and Nominating Committee throughout fiscal year 2021.
Our Board and management recognize the importance of solid governance, environmental stewardship and social responsibility to our long-term business growth and value creation. We review and consider sustainable business practices and are implementing processes in our operations to effectively manage ESG matters relevant to our business over time. In recognition of the importance of ESG matters to our business, employees, stockholders, customers and other stakeholders, in 2021 our Board determined that ESG matters required Board committee oversight. Therefore, the Nominating and Corporate Governance Committee was renamed as the Environmental, Social, Governance and Nominating Committee and its charter was amended to reflect the Committee’s role in assisting the Board with providing oversight to the Company regarding our general approach and strategy for addressing ESG matters relevant to the Company (our “ESG Strategy”).
Each of the current and fiscal year 2021 members of the Environmental, Social, Governance and Nominating Committee is, and was during his or her service on the Committee, an independent director under applicable Nasdaq rules. Members of the Environmental, Social, Governance and Nominating Committee are appointed by the Board.
Responsibilities of the Environmental, Social, Governance and Nominating Committee include:
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Identifying individuals qualified to become members of the Board and recommending the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;

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Reviewing the Company’s corporate governance principles, assessing and recommending to the Board any changes deemed appropriate;

■
Periodically reviewing, discussing and assessing the performance of the Board and the committees of the Board;

■
Reviewing the Board’s committee structure and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments;

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Providing oversight, guidance and perspective to management regarding the Company’s initiatives, processes, policies, and disclosures pertaining to ESG matters within the ESG Strategy;

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Assisting the Board and management regarding the development and tracking of appropriate metrics, procedures and targets relating to ESG matters;

FUELCELL ENERGY, INC. | PROXY STATEMENT   23

Corporate Governance

■
Reviewing, monitoring and assessing, as appropriate, the Company’s significant corporate social responsibility issues that impact the Company’s ESG Strategy, including but not limited to: (i) employee health and safety and (ii) environmental impact of the Company’s operations; and

■
Periodically reviewing and reporting to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Environmental, Social, Governance and Nominating Committee will consider nominees for the Board recommended by stockholders. Nominations by stockholders must be in writing, and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock.
Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our amended and restated by-law requirements relating to such Director nominations will be presented to the Environmental, Social, Governance and Nominating Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our amended and restated by-laws. Nominations must be delivered to the Environmental, Social, Governance and Nominating Committee at the following address:
Environmental, Social, Governance and Nominating Committee
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
The Environmental, Social, Governance and Nominating Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Enviromental, Social, Governance and Nominating Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Environmental, Social, Governance and Nominating Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Environmental, Social, Governance and Nominating Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. The Environmental, Social, Governance and Nominating Committee is committed to actively seeking highly qualified individuals, and requires a diverse candidate pool, including individuals of diverse gender and ethnicity, from which Board nominees are selected. In identifying prospective Director candidates, the Environmental, Social, Governance and Nominating Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Environmental, Social, Governance and Nominating Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as Directors of the Company. The Environmental, Social, Governance and Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Environmental, Social, Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.
In connection with its annual recommendation of a slate of Director nominees, the Environmental, Social, Governance and Nominating Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
The Environmental, Social, Governance and Nominating Committee held 6 meetings during fiscal year 2021. The complete Environmental, Social, Governance and Nominating Committee charter, which includes the general criteria for nomination as a Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2021. During the fiscal year ended October 31, 2021, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board or our Compensation Committee. During the fiscal year ended October 31, 2021, no member of the Compensation Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K, except for Cynthia Hansen. Ms. Hansen’s relationship with Enbridge Inc. and Enbridge Inc.’s transactions with the Company during fiscal year 2021 are described on pages 54 and 55 of this Proxy Statement under the heading “Certain Relationships and Related Transactions.”
NASDAQ LISTING RULES — COMPENSATION COMMITTEE MEMBERS

Upon assessing the independence of the Compensation Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):
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No Compensation Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation Committee member received any other compensatory fees paid by the Company (other than Directors’ fees) during the time such member served on the Compensation Committee; and

24   FUELCELL ENERGY, INC. | PROXY STATEMENT

Corporate Governance

■
No Compensation Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

NASDAQ LISTING RULES — COMPENSATION COMMITTEE ADVISOR

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation advisor, Meridian Compensation Partners, LLC (“Meridian”), in accordance with the Nasdaq Listing Rules, the Compensation Committee has determined that Meridian satisfies the following independence criteria:
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Meridian has not provided, in the last completed fiscal year ended October 31, 2021 or any subsequent interim period, any services to the Company or its affiliated companies, other than Meridian’s work as a compensation advisor to the Company’s Compensation Committee;

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Less than 1% of Meridian’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2021 and any subsequent interim period for work on behalf of the Company’s Compensation Committee;

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Meridian has implemented policies and procedures designed to prevent conflicts of interest;

■
Neither Meridian nor any of its employees or their spouses has any business or personal relationships with any members of the Company’s Compensation Committee or any of the Company’s executive officers;

■
Neither Meridian nor any of its employees or their immediate family members currently owns any Company securities (other than through a mutual fund or similar externally-managed investment vehicle); and

■
Meridian is not aware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation Committee or any of the Company’s executive officers.

FUELCELL ENERGY, INC. | PROXY STATEMENT   25

BIOGRAPHIES OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
MICHAEL S. BISHOP
Age 54
Mr. Bishop was appointed Executive Vice President in June 2019 and has served as the Company’s Chief Financial Officer and Treasurer since June 2011. Mr. Bishop previously served as Senior Vice President of the Company from June 2011 to June 2019. He has more than 20 years of experience in financial operations and management with public high growth technology companies with a focus on capital raising, project finance, debt/treasury management, investor relations, strategic planning, internal controls, and organizational development. Since joining the Company in 2003, Mr. Bishop has held a succession of financial leadership roles, including Assistant Controller, Corporate Controller and Vice President and Controller. Prior to joining FuelCell Energy, Mr. Bishop held finance and accounting positions at TranSwitch Corporation, Cyberian Outpost, Inc. and United Technologies, Inc. He is a certified public accountant and began his professional career at McGladrey and Pullen, LLP (now RSM US LLP). Mr. Bishop also served four years in the United States Marine Corps.
Mr. Bishop received a Bachelor of Science in Accounting from Boston University and an MBA from the University of Connecticut.

PRINCIPAL OCCUPATION: ■ Executive Vice President, Chief Financial Officer and Treasurer
JOSHUA DOLGER
Age 48
Mr. Dolger was appointed Executive Vice President and General Counsel in December 2021 and as the Company’s Corporate Secretary in June 2021. Mr. Dolger previously served as Interim General Counsel from June 25, 2021 to December 10, 2021 and as Senior Counsel from May 17, 2021 to June 25, 2021. Mr. Dolger has extensive experience in corporate and public company legal practice. Prior to joining FuelCell Energy in May 2021, Mr. Dolger held a variety of legal positions of increasing responsibility at the headquarters of Terex Corporation, a publicly traded company and a global manufacturer of aerial work platforms and material processing machinery, including Assistant General Counsel from January 2016 to March 2021. At Terex Corporation, Mr. Dolger provided legal counsel to executive management on a wide range of matters including Securities and Exchange Commission filings, mergers and acquisitions, corporate governance, commercial contract drafting and negotiation, and implementation of the company’s multi-year strategic supply chain initiative. Prior to joining Terex Corporation in 2007, Mr. Dolger was a senior corporate attorney at Pullman & Comley, LLC.
Mr. Dolger earned his Juris Doctor at Pace University School of Law, and holds a Bachelor of Arts degree from the State University of New York at Albany. Mr. Dolger is a member of the State Bar in both Connecticut and New York.

PRINCIPAL OCCUPATION: ■ Executive Vice President, General Counsel and Corporate Secretary
MICHAEL J. LISOWSKI
Age 52
Mr. Lisowski was appointed Executive Vice President and Chief Operating Officer in June 2019. Mr. Lisowski has served as the Company’s Vice President of Global Operations since 2018, and, from 2001 to 2018, held various other positions within the Company, including Vice President of Supply Chain from 2010 to 2018. Mr. Lisowski is a senior global operations leader with 28 years of progressive operations experience in technology-driven businesses. In his position as the Company’s Chief Operating Officer (and in his prior position as the Company’s Vice President of Global Operations), Mr. Lisowksi is (and was) responsible for the Supply Chain, Manufacturing, Quality, Project Management, Environmental Health and Safety, and Plant Engineering functions of the Company. Additionally, Mr. Lisowski and his team are responsible for the development and qualification of strategic suppliers for critical direct materials, as well as procurement of capital equipment in support of operations.
Mr. Lisowski earned his Bachelor’s Degree in Communications and Business Administration at Western New England University and a Master’s Degree in Management, Global Supply Chain Integrations from Rensselaer Polytechnic Institute.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Operating Officer
26   FUELCELL ENERGY, INC. | PROXY STATEMENT

ANTHONY J. LEO
Age 65
Mr. Leo was appointed Executive Vice President and Chief Technology Officer in June 2019 and, prior to that, served as Vice President of Applications and Advanced Technologies since 2014. From 1978 to 2014, Mr. Leo has held various other positions with the Company, including Vice President of Application Engineering and Advanced Technology Development, Vice President of Applications and OEM Engineering, and Vice President of Product Engineering. Mr. Leo has held key leadership roles in the Company’s research, development, and commercialization of stationary fuel cell power plants for more than 30 years. In his current position and in his position as the Company’s Vice President of Applications and Advanced Technologies, Mr. Leo is and has been responsible for Applications and Advanced Technology Development. In Mr. Leo’s other positions with the Company, he has been responsible for managing advanced research and development of rechargeable batteries and fuel cells, managing the first large-scale demonstration stationary fuel cell project, and establishing the Product Engineering Group.
Mr. Leo earned his Bachelor of Science Degree in Chemical Engineering from Rensselaer Polytechnic Institute and has served on the U.S. Department of Energy Hydrogen and Fuel Cell Technical Advisory Committee.

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Technology Officer
FUELCELL ENERGY, INC. | PROXY STATEMENT   27

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT	28
COMPENSATION DISCUSSION AND ANALYSIS	28
FISCAL YEAR 2021 SUMMARY COMPENSATION TABLE	41
FISCAL YEAR 2021 GRANTS OF PLAN-BASED AWARDS	43
OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END TABLE	44
FISCAL YEAR 2021 OPTION EXERCISES AND STOCK VESTED TABLE	45
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2021 and included in the Company’s 2022 Proxy Statement filed in connection with the Company’s 2022 Annual Meeting of Stockholders.
Respectfully submitted by the Compensation Committee of the Board of Directors.
Matthew F. Hilzinger (Chair)
Natica von Althann
Cynthia Hansen
Donna Sims Wilson
COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION AND SUMMARY

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following current and former executive officers of the Company (the “NEOs” or “named executive officers”):
JASON FEW	President, Chief Executive Officer and Chief Commercial Officer (the “CEO”)
MICHAEL S. BISHOP	Executive Vice President, Chief Financial Officer and Treasurer (the “CFO”)
JOSHUA DOLGER	Executive Vice President, General Counsel and Corporate Secretary (the “GC”)
MICHAEL J. LISOWSKI	Executive Vice President and Chief Operating Officer (the “COO”)
ANTHONY J. LEO	Executive Vice President and Chief Technology Officer (the “CTO”)
JENNIFER D. ARASIMOWICZ	Former Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
In this Proxy Statement, we refer from time to time to our “active” or “currently serving” NEOs. Our active or currently serving NEOs are those NEOs who are currently executive officers of the Company and were executive officers of the Company on October 31, 2021 (the end of our last completed fiscal year)  —  Mr. Few, Mr. Bishop, Mr. Dolger, Mr. Lisowski, and Mr. Leo.
The total compensation of each NEO is reported in the Fiscal Year 2021 Summary Compensation Table presented on page 41 of this Proxy Statement.
Our compensation program is intended to motivate and incentivize our executive officers to achieve our corporate objectives and increase stockholder value. The Compensation Committee continues to evaluate how best to structure our compensation program to ensure that our executives are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our business performance. During fiscal year 2021, as part of our continuing effort to better align our compensation program with best practices, we utilized the services of our compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to evaluate our executive compensation programs. Additionally, we engaged in a stockholder outreach campaign as further described below. Our fiscal year 2021 compensation program was informed by these efforts.
28   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

Changes in Executive Officers During Fiscal Year 2021
On June 2, 2021, Jennifer D. Arasimowicz notified us of her decision to resign from her position as Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary, effective June 25, 2021, to pursue another opportunity. Ms. Arasimowicz’s departure was not the result of any disagreement with us or our Board. There was no severance paid in connection with Ms. Arasimowicz’s departure, she was paid no cash bonus for fiscal year 2021 under our Management Incentive Plan (“MIP”), and her unvested outstanding equity awards were forfeited upon her departure.
On June 7, 2021, our Board appointed Joshua Dolger, our Senior Counsel, to serve as our Interim General Counsel and Corporate Secretary, effective June 25, 2021. Mr. Dolger was then promoted to serve as Executive Vice President and General Counsel on December 10, 2021 (while still retaining his position as Corporate Secretary).
2021 EXECUTIVE SUMMARY

Fiscal Year 2021 Operational and Financial Highlights
In 2019, we launched our “Powerhouse” strategy to strengthen our business, maximize operational efficiencies and position us for future growth focused on three key pillars — “Transform, Strengthen and Grow.” We made substantial progress in achieving the key initiatives reflected in the “Transform” and “Strengthen” phases of our strategy in fiscal year 2021. This included raising capital in the equity markets during the fiscal year and the repayment of $87.3 million of debt obligations (including outstanding principal, accrued but unpaid interest, prepayment premium, fees, costs and other expenses) under our now extinguished credit facility with Orion Energy Partners Investment Agent, LLC and its affiliated lenders (“Orion”) and the payment of $21.5 million to satisfy in full our obligations under the terms of the preferred stock of our Canadian subsidiary, FCE FuelCell Energy, Ltd. We ended fiscal year 2021 with an unrestricted cash balance of $432.2 million compared to an unrestricted cash balance of $149.9 million at the end of fiscal year 2020.
From an operations perspective, we consistently increased our factory production rates during the year in order to meet our backlog requirements and are currently operating at a 45 MW per year annualized production rate on a single production shift. In addition, we continued to build out our generation backlog, with our San Bernardino project reaching commercial operation in the third quarter of our fiscal year and our Long Island Power Authority (“LIPA”) Yaphank project reaching commercial operation in January 2022. We also invested in improving fleet performance during the year with additional module deployments and maintenance activities.
From a research and development perspective, we increased our activities around commercializing our solid oxide platforms and demonstrated higher electrical efficiency hydrogen production with our solid oxide electrolysis platform at our headquarters in Connecticut. Additionally, we continued our joint research with ExxonMobil Research and Engineering Company (“EMRE”) on fuel cell carbon capture solutions and recently extended our joint development agreement with EMRE through April 2022. We also invested in improvement initiatives with respect to our core molten carbonate technology in response to issues we were seeing in the field. We identified improvement opportunities ranging from improved thermal management by reducing internal temperature to improving the performance of our electrical balance of plant and began to implement design changes to our commercial platforms which are expected to improve overall product performance. Specific to our stack modules, these improvements centered around delivering more uniform temperature distribution within the stack modules with the intent of improving output over the life of the modules to achieve the product’s expected design life.
We continued our proactive response to the COVID-19 pandemic in fiscal year 2021 by mandating vaccinations of our employees while allowing for qualified religious and/or medical exemptions with weekly testing protocols. As of October 31, 2021, 97% of our employees were fully vaccinated (according to Centers for Disease Control and Prevention (“CDC”) guidelines). We also commenced a hybrid work model, providing flexibility to work on-site or remotely within certain parameters, for eligible employees. We are also taking the necessary actions to secure the safety of our employees, our corporate community as a whole and the communities in which our team members live, and to adhere to CDC recommendations regarding social distancing, mask wearing/mandates, and regular testing for those unvaccinated employees. We follow CDC guidelines in our international operations unless local health organizations or governments impose different or additional restrictions.
Finally, from a human capital perspective, we strengthened our team across the Company and added key leadership positions including a Chief People Officer and a Chief Marketing Officer. Our global headcount stood at 382 employees as of October 31, 2021 compared to 316 employees as of October 31, 2020. With the foundational execution in fiscal year 2021 and growth initiatives planned for fiscal year 2022, we expect to continue to expand our global team.
Fiscal Year 2021 Evaluation of Operational Milestones and Operational Initiatives
The results of the evaluation of our pre-established operational milestones and operational initiatives for fiscal year 2021 (which determine annual incentive compensation under the MIP) were mixed. We did not meet our operational milestones of achieving $117 million of revenue or closing on 39 megawatts (“MW”) of orders during fiscal year 2021. We have responded to this by investing in our marketing and business development teams. Subsequent to fiscal year end, we entered into a settlement agreement with POSCO Energy Co., Ltd. (“POSCO Energy”) which we believe will also open additional opportunities in the broader Asian market in 2022 and beyond. This agreement is also expected to lead to product revenue in fiscal year 2022 as we sell modules to POSCO Energy and their subsidiary Korea Fuel Cell Co., Ltd. to support their customers that currently have installed approximately 160 MWs of FuelCell Energy platform technology. We also did not
FUELCELL ENERGY, INC. | PROXY STATEMENT   29

Executive Compensation
meet our operational milestone of achieving an Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) target of negative $10 million as of October 31, 2021. This is primarily a result of lower than expected revenue and margins during fiscal year 2021 as well as our decision to invest in commercialization of our Advanced Technologies (which resulted in higher research and development expenses) and adding commercial and other talent across the Company. (For information regarding the calculation of Adjusted EBITDA, see Annex A of this Proxy Statement.) The Compensation Committee concluded that the threshold achievement level was not met for any of the operational milestones for fiscal year 2021. As a result, the aggregate weighted achievement percentage for our operational milestones, which account for 75% of our overall annual incentive award opportunity under the MIP, was 0% for fiscal year 2021.
We did achieve our pre-established operational initiatives for fiscal year 2021. The operational initiatives are equally weighted and account for 25% of our overall annual incentive award opportunity under the MIP in the aggregate. The summary results reviewed by the Compensation Committee were as follows:
(a) Implement an operating performance model based on objectives and key results, known as “OKRs”. This operating performance model was effectively implemented in fiscal year 2021. We have a senior employee tasked with implementing OKRs. We conduct frequent meetings to develop and review key results with executive management and employees throughout the Company. We also implemented a software platform to ensure horizontal alignment, increase Company-wide understanding, and serve as an operating system for the Company.
(b) Expand project financing, tax equity, and permanent financing partners. We continued to expand our partners by adding East West Bancorp, Inc. and Franklin Park Infrastructure, LLC as tax equity providers for our Groton and LIPA Yaphank projects, respectively. In addition, we entered into our second financing transaction with Crestmark Equipment Finance — this one for our San Bernardino project. We also repaid our high interest credit agreement with Orion, which unencumbered corporate and project assets creating opportunities for additional project financing.
(c) Implement ESG best practices/operational measurement system. We created an operational measurement system in fiscal year 2021. Activities during the fiscal year included beginning the development of a Carbon Footprint Baseline, beginning the development of an Organizational Life Cycle Analysis (OLCA), and continuing our work to develop a roadmap to net-zero carbon emissions. Activity and results have been reviewed at the Board level and, in December 2021, the Nominating and Corporate Governance Committee expanded their charter to include ESG responsibilities. The committee was renamed the “Environmental, Social, Governance and Nominating Committee.” The results of these efforts are described in our inaugural Sustainability Report which was published in February 2022 and is available on the Company’s website at https://www.fuelcellenergy.com/about-us-basic/sustainability/.
(d) Implement key plant performance improvements identified by breakthrough teams. Improving fleet performance has been a source of focus and investment. We formed “breakthrough teams” in fiscal year 2020 to review and recommend opportunities to improve fleet performance. In fiscal year 2021, substantial progress was made with respect to key improvements implemented across the operating fleet. We also invested in improvement initiatives with respect to our core molten carbonate technology in response to issues we were seeing in the field. We identified improvement opportunities ranging from improved thermal management by reducing internal temperature to improving the performance of our electrical balance of plant and we began to implement design changes to our commercial platforms which are expected to improve overall product performance. Specific to our stack modules, these improvements centered around delivering more uniform temperature distribution within the stack modules with the intent of improving output over the life of the modules to achieve the product’s expected design life.
(e) Implement and execute on a hydrogen product / commercialization / financing roadmap. In fiscal year 2021, we executed on our hydrogen product and commercialization road map. We are developing advanced electrolysis systems based on our solid oxide electrolysis platform, which can operate at higher electrical efficiency than currently available electrolysis technologies. Applications for this technology include the production of hydrogen by converting access electricity and water into hydrogen through a process known as electrolysis. The produced hydrogen can be used for mobility, industrial users, repowering existing combustion generation assets, as well as large scale hydrogen production from curtailed renewable or nuclear power. We are currently operating a sub scale demonstration project of this technology in our Danbury test facility and have been awarded a pilot program to provide a packaged 150 kg/day system for demonstration at Idaho National Laboratory which we expect to be placed in service during 2022. To finance these initiatives, we were awarded $21 million of new contracts with the Department of Energy focused on advancing hydrogen research, development and commercialization. We also raised capital in the public markets which we are investing in these commercialization efforts.
The Compensation Committee thoroughly reviewed the results of the operational initiatives, compared our performance against the pre-established target objectives for these initiatives, and calculated a weighted achievement percentage for each operational initiative, the sum of which yielded a total weighted achievement percentage of 100%.
Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the operational initiatives), the Compensation Committee determined that the blended annual incentive award achievement percentage was equal to 25% of the target award levels.
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Executive Compensation

Additional Fiscal Year 2021 Compensation Highlights
As discussed throughout this Proxy Statement, we have designed our compensation program to be competitive and cost-effective, while allowing us to attract and retain executives critical to our long-term success. Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis. We have also aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the NEO will not realize value unless performance goals are met or our stock price appreciates. Our fiscal year 2021 compensation actions reflect these tenets. During fiscal year 2021, we took the following actions:
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We provided for an increase in base salaries effective as of January 1, 2021, which ranged from 4% to 9% for our then-serving NEOs, based on experience, contributions to our business initiatives and peer benchmarking data.

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Bonus payments were tied directly to performance and, as a result of the failure to meet operational milestones in fiscal year 2021, NEO bonuses were paid at 25% of target.

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For fiscal year 2021, 65% percent of long-term incentive compensation was in the form of performance-based restricted stock units (“RSUs”). These will be earned based on our stock performance (both on an absolute total stockholder return basis and relative to the Russell 2000) over a three year period. The balance of the awards made during fiscal year 2021 were time-based RSUs which vest in equal increments over a three year period.

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During fiscal year 2021, we also implemented an Executive Health Screening program for our NEOs to ensure health and wellness and to promote early detection of health-related risk.

Fiscal Year 2021 Compensation Mix for NEOs
Our compensation mix for fiscal year 2021 was increasingly long term, performance-based and tied to increasing stockholder value as demonstrated by the following charts.
For the purposes of these charts, base salary reflects the base salary in effect as of January 1, 2021 (or, with respect to Mr. Dolger, as set forth in his employment agreement) and annual incentive amounts are based on target amounts. Long-term incentive compensation amounts are based on the value realized based upon the fair market value of equity awards which were earned and/or vested during the fiscal year. The “Other NEO’s Compensation Mix” chart does not include compensation data for Ms. Arasimowicz, who resigned from the Company in June 2021.
COMPENSATION POLICIES AND PRACTICES

During fiscal year 2021, we maintained the following compensation-related governance policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.
What We Do:
■
Maintain an Independent Compensation Committee – Our Compensation Committee consists solely of independent directors who establish our compensation practices.

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Retain an Independent Compensation Advisor – Our Compensation Committee has engaged its own compensation consultant to provide information, analysis, and other advice on executive compensation independent of management.

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Annual Executive Compensation Review – At least once a year, our Board conducts a review of our compensation strategy, and during fiscal year 2021, we did an in-depth review of our compensation program and updated our peer group for purposes of evaluating compensation and making compensation decisions for fiscal years 2021 and 2022.

FUELCELL ENERGY, INC. | PROXY STATEMENT   31

Executive Compensation
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Compensation At-Risk – Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders. This “at risk” compensation includes the performance-based equity awards made in fiscal year 2021, which are discussed in additional detail below.

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Stock Ownership Guidelines – We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. As of October 31, 2021, each of our executive officers had either satisfied such guidelines or had time remaining to do so under the guidelines. Our minimum stock ownership guidelines are discussed in additional detail on pages 18 and 19 of this Proxy Statement.

■
Compensation Recovery (“Clawback”) Policy – We maintain an Executive Compensation Recovery Policy that enables our Board to seek recovery of any erroneously paid incentive compensation received by any current or former executive officer of the Company in the event of an accounting restatement. Our Compensation Recovery Policy is discussed in additional detail on page 18 of this Proxy Statement.

■
Conduct an Annual Stockholder Advisory Vote on NEO Compensation – We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of this advisory vote during the course of its deliberations on executive compensation. At our 2021, 2020 and 2019 annual stockholder meetings, approximately 75%, 86% and 66%, respectively, of the shares voted on the “say-on-pay” proposal were cast in support of our executive compensation. The Compensation Committee continues to consider input from stockholders in making compensation decisions and reviewing executive compensation programs and policies.

■
Compensation-Related Risk Assessment – We conduct regular risk assessments of our compensation programs and practices, and a full risk assessment was completed by our independent compensation consultant subsequent to the end of fiscal year 2021 and reviewed by our Compensation Committee. We structure our executive compensation programs to try to minimize the risk of inappropriate risk-taking by our NEOs.

■
“Double-Trigger” Change in Control Arrangements – We have established “double-trigger” change-in-control severance agreements with each of our active NEOs.

■
Prohibition on Hedging and Pledging – We maintain a policy that prohibits our employees, including our active NEOs, and members of the Board, from hedging or pledging any Company securities.

What We Do Not Do:
■
No Guaranteed Bonuses – We do not provide guaranteed annual bonuses to our executive officers.

■
No Defined Benefit Retirement Plans – We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our active NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

■
No Tax Gross-Ups – We do not offer our NEOs any tax “gross-ups.”

■
No Stock Option Re-pricing – We do not permit options to purchase shares of our common stock to be repriced to a lower exercise price without the approval of our stockholders.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy. Our compensation philosophy is designed around certain key objectives:
■
Attract and Retain Top Executive Talent – We have designed our compensation program to be competitive and cost-effective, while allowing us to attract and retain executives critical to our long-term success.

■
Pay for Performance – Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis.

■
Significant Portion of Pay is in the Form of Variable Compensation – We have aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the NEO will not realize value unless performance goals are met or our stock price appreciates.

To achieve these objectives, our executive compensation program:
■
must be competitive with compensation paid by companies in the same or similar markets for executive talent;

■
rewards performance by linking compensation to Company performance and achievement of corporate performance goals;

■
aligns realized compensation with long-term stockholder returns by delivering a significant portion of NEO compensation in the form of equity compensation, the value of which is directly linked to our stock price;

■
aligns NEO and stockholder interests by requiring NEOs to own and hold our stock for a specified period of time;

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■
is comprised of a “fixed” component, which consists of base salary, health and welfare benefits and contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”), which benefits and contributions are the same as those offered to all other employees; and

■
has a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award linked to individual and Company performance.

COMPENSATION OVERVIEW

The following table presents a summary of the key components of our executive compensation program and the purpose of each such component.
	Compensation Component	Purpose
FIXED	Base Salary Paid in cash	√ Provide a competitive fixed rate of pay relative to similar positions in the market. √ Enable the Company to attract and retain critical executive talent.
AT RISK	Annual or Short-Term Incentives Paid — to the extent that performance goals are achieved — annually in cash under the Management Incentive Plan or MIP	√ Focus executive officers on achieving progressively challenging short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation.
AT RISK	Long-Term Incentives Paid — to the extent vesting criteria are met — under the Long-Term Incentive (LTI) Plan in equity
√ The 2021 LTI Plan is performance based with 2/3 of the shares awarded tied to performance of the Company’s common stock.
√ Focus our executive officers on longer-term relative and absolute performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy.

In addition, all of our executives are entitled to participate in the Company’s benefit programs to the same extent as our other employees, as discussed further under the “Benefits and Perquisites” section on page 35 of this Proxy Statement. The Company has provided certain limited perquisites to its executives which, in fiscal year 2021, included executive health screenings. Also, certain limited perquisites were granted to Mr. Few to induce him to join the Company as our President and CEO, as discussed in the “CEO Employment Agreement” section on page 36 of this Proxy Statement.
STOCKHOLDER OUTREACH AND RECENT INITIATIVES

Engagement with our stockholders is a key component of our corporate governance practices and we strongly believe stockholder engagement is of vital importance. Our engagement is designed to (1) discuss and receive feedback on our business, strategy and philosophy, (2) gain insight and perspective on our governance and executive compensation practices, and (3) establish and maintain an open line of communication between us and our stockholders.
As part of our routine stockholder outreach, our CEO, Chief Financial Officer and other senior members of management conduct regular investor communications, including conferences, non-deal road shows and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings results are reviewed and discussed in open investor conference calls with broad participation and Q&A by the analyst community. Our senior management regularly makes themselves available for such communications, typically focusing on elements of our strategic plans, consolidated business results and capital structure, and other topics of interest to stockholders. We believe that management can strengthen its ability to lead the Company and execute on its Powerhouse business strategy by constructively discussing our business and strategy in such settings.
We significantly increased our engagement efforts with our stockholders during the last two fiscal years. In fiscal year 2021, as part of our increased outreach campaign, our CEO and Chief Financial Officer, other members of our senior management team and, in certain cases, the Chairman of the Board and the Chairman of the Compensation Committee, met with stockholders and held investor meetings by teleconference or video conference. We endeavor to broadly engage institutions, and many institutions welcome direct communications with management. In total, during fiscal year 2021, management spoke with 47 stockholders and institutions, including seven of our largest 15 stockholders representing 18.5% of our outstanding shares as of the date of our 2021 Annual Meeting. The management team, in fact, attempted to meet with many more stockholders but was not successful in securing such meetings. Also, during fiscal year 2021, we participated in four investor conferences in order to make our management team accessible to investors, and we anticipate increasing the number of investor conferences we attend in fiscal year 2022.
During all such calls and meetings (other than investor conferences), the Board members and senior members of management solicited feedback from stockholders that is considered by the Board and management in making strategic, corporate governance and compensation
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decisions. We believe that the positive dialogue with stockholders during our fiscal years 2020 and 2021 has promoted transparency and accountability, helping us to respond in a better manner to the interests of our stockholders and to adjust to evolving governance and compensation expectations. As a result of direct feedback received from stockholders, institutions and proxy advisory firms, we implemented a number of improvements, including advancing the design of our compensation program to more deeply integrate Company and individual performance as the driving criteria for achievement under the MIP and share grants. We are committed to further engagement with stockholders going forward to ensure the Board and senior management are well-informed with respect to stockholder expectations.
COMPENSATION-SETTING PROCESS

The Compensation Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually. The CEO makes recommendations to the Compensation Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation), taking into account the recommendations of the Board’s independent compensation consultant. The Compensation Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board.
Prior to the start of each fiscal year, the CEO develops operational milestones and strategic or operational initiatives for the year for our salaried employees, including the NEOs. These operational milestones and strategic or operational initiatives represent key performance objectives which are incorporated into the MIP, which is then submitted to the Compensation Committee for consideration and approval. After our fiscal year-end financial results are available, the annual incentive award pool for employees and individual annual incentive award payments for the NEOs for the just-completed fiscal year are approved by the Compensation Committee, except with respect to the CEO, whose annual incentive award payment is approved by the independent members of our Board.
The Compensation Committee formulates its compensation decisions for the NEOs with input from the CEO (other than with respect to his own compensation), considering such factors as each NEO’s professional experience, job scope, past performance, tenure and retention risk. The Compensation Committee also considers prior fiscal year adjustments to compensation, historical annual incentive award payments and long-term incentive awards. Finally, the Compensation Committee considers current market practices, based on its review of executive compensation data for comparable companies, as well as current compensation trends, to ensure that the compensation of the NEOs is both competitive and reasonable, while also maintaining compensation levels commensurate with our financial and stock performance.
Since 2019, the Compensation Committee has engaged Meridian, an independent compensation consulting firm, to provide research and analysis and to make recommendations on the form and level of executive compensation. The Compensation Committee sought input from Meridian on executive compensation matters for 2021, including the design and competitive position of our executive compensation program, our peer group, appropriate compensation levels, and evolving compensation trends.
Based on its consideration of the various factors set forth in the rules promulgated by the SEC and the Nasdaq Marketplace Rules, the Compensation Committee has determined that the work performed by Meridian has not raised any conflict of interest.
COMPETITIVE POSITIONING

We periodically perform a competitive market analysis of our executive and Director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board are within a reasonably competitive range. In connection with its fiscal year 2021 compensation actions and decisions, the Compensation Committee considered a competitive market analysis that was prepared by Meridian at the beginning of fiscal year 2021. In sum, the Meridian analysis demonstrated that the Company’s overall compensation programs were generally aligned with typical market practices for cash compensation but were relatively modest with respect to long-term incentives. Meridian therefore recommended changes to the Company’s long-term incentive program to better align pay with performance and the competitive market.
COMPETITIVE MARKET ANALYSIS
In November 2020, Meridian conducted a competitive market analysis that was used by the Compensation Committee in connection with its executive and non-employee Director compensation decisions for fiscal year 2021. To develop an understanding of the competitive marketplace, the Compensation Committee reviewed the executive compensation practices of a group of a similarly situated publicly-traded companies (the “Peer Group”) based on compensation data gathered from publicly-available filings. Meridian worked with the Compensation Committee to review and update the Company’s Peer Group. Relative to our 2020 Peer Group roster, we removed Amyris and Digi International, due to increasing lack of business model comparability. In addition, in updating our 2020 Peer Group for fiscal year 2021, we added Aspen Aerogels due to business model and operating size comparability.
The Compensation Committee and Meridian reviewed and considered factors such as revenue growth, profitability, valuation (for example, market capitalization as a multiple of sales) and business model in determining the Peer Group to be utilized in making compensation
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decisions for fiscal year 2020 and fiscal year 2021. The 2021 Peer Group was selected based on the evaluation of all of these factors, and consisted of the following 16 companies:
American Superconductor	Orion Energy Systems
Aspen Aerogels, Inc.	Park Electrochemical
Ballard Power Systems	Plug Power
Broadwind Energy	Thermon Group Holdings
Capstone Turbine	Ultralife
CECO Environmental	Vicor Corporation
Clean Energy Fuels	Vishay Precision Group
EMCORE	Westport Fuel Systems
The Compensation Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each executive officer, the Compensation Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. However, the Compensation Committee reviews a full array of competitive market data rather than isolating and targeting a particular percentile with respect to any portion of the executives’ pay. Ultimately, the Compensation Committee’s decisions with respect to each executive’s total compensation, and each individual compensation element, are based in large part on its assessment of Company and individual performance as well as other factors, such as internal equity.
FIXED COMPENSATION

BASE SALARY
The purpose of base salary, from the perspective of the Compensation Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.
FISCAL YEAR 2021 BASE SALARIES
During fiscal year 2021, the Compensation Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance and expected future contributions, their ongoing roles and responsibilities and the challenges facing the Company. In determining base salaries for our then-active NEOs for fiscal year 2021, the Compensation Committee also reviewed compensation information from our Peer Group and considered data provided by Meridian as well as the tenure, performance and contribution of each then-active NEO in the prior fiscal year. After considering the foregoing factors and certain additional information, including the roles each of our executive officers played in advancing our strategic objectives, the base salaries of the NEOs for fiscal year 2021 were adjusted as shown in the table below.
	Base Salaries
Name	2020 Base ($)	2021 Base ($)	Increase ($)	Increase %
Mr. Few	475,000	520,000	45,000	9
Mr. Bishop	385,000	400,400	15,400	4
Mr. Dolger	N/A	340,000(1)	—	—
Ms. Arasimowicz	365,000	379,600	14,600	4
Mr. Lisowski	325,000	355,000	30,000	9
Mr. Leo	275,000	297,000	22,000	8

(1)
Mr. Dolger did not join the Company until May 2021 and was therefore not an executive officer at the time the fiscal year 2021 base salary increases were implemented. Mr. Dolger’s initial base salary was established in his employment agreement.

BENEFITS AND PERQUISITES
We offer medical and dental insurance to our executive officers, and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide our executive officers and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time
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off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). In fiscal year 2021, we also offered our NEOs executive health screenings which included physicals.
We also offer participation in the 401(k) Plan to our employees, including our executive officers, subject to the terms of the 401(k) Plan. Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2021, the Compensation Committee approved continuing a matching contribution equal to 25% of the first 8% of elective salary deferrals, not to exceed 2% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a five year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal year 2021 are set forth in the Fiscal Year 2021 Summary Compensation Table on page 41 of this Proxy Statement.
Our executive compensation program does not include any of the following pay practices:
■
Supplemental executive retirement benefits; or

■
Supplemental health or insurance benefits.

CEO EMPLOYMENT AGREEMENT
Pursuant to his employment agreement, Mr. Few received a one-time signing bonus of $500,000, 50% of which was paid effective upon his commencement of employment in August 2019 and the other 50% of which was paid on January 6, 2020. Mr. Few also received $13,000 per month in commuting expenses, which, pursuant to the first amendment to his employment agreement dated April 23, 2020 (the “First Amendment”), was to be paid through February 26, 2021. In addition, we paid Mr. Few’s rent for his Connecticut apartment in an amount equal to $2,361 per month, which was to be paid through February 26, 2021. Due to the travel impacts of the COVID-19 pandemic, on January 19, 2021, we entered into a Second Amendment to Mr. Few’s employment agreement (the “Second Amendment”). Pursuant to the Second Amendment, Mr. Few’s commuting expenses were replaced with a monthly reimbursement of his actual commuting expenses incurred, subject to a limit of $13,000 per month, and the period of time during which we would pay certain of Mr. Few’s apartment expenses was extended until October 31, 2021. The Second Amendment further provided for an extension of time until October 31, 2021 for our reimbursement of travel expenses for Mr. Few’s spouse for two trips to facilitate Mr. Few’s relocation to Connecticut and provided for payment of $200,000 in relocation expenses to Mr. Few subject to his relocation to Connecticut prior to October 31, 2021. Mr. Few completed his relocation to Connecticut in fiscal year 2021 and as a result received this relocation payment. Mr. Few is also entitled to up to $10,000 annually in tax preparation fees and $10,000 annually in organization and membership dues.
VARIABLE COMPENSATION

ANNUAL INCENTIVE COMPENSATION
All salaried exempt employees, including our executive officers, are eligible to participate in our annual cash bonus plan, which we refer to as the Management Incentive Plan or the MIP. The MIP is intended to motivate employee performance in, and align compensation levels with, the achievement of our annual business objectives.
The Compensation Committee periodically reviews and determines the target annual incentive award opportunities (expressed as a percentage of base salary) that each of the executive officers may earn under the MIP. The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) were established in each of their respective employment agreements and are reviewed periodically by the Compensation Committee. For fiscal year 2021, the independent members of the Board, at the recommendation of the Compensation Committee, increased the target annual incentive award opportunity from 90% to 100% for Mr. Few and the Compensation Committee increased the target annual incentive award opportunities from 50% to 55% for Mr. Bishop, Mr. Leo, and Mr. Lisowski. Mr. Dolger’s target annual incentive award opportunity was established in his employment agreement in fiscal year 2021 at 55%. Ms. Arasimowicz did not receive any annual incentive award as she resigned prior to October 31, 2021.
The actual amount of annual cash compensation earned under the MIP each year by our NEOs may be more or less than the target amount depending on our performance against a set of pre-established Company operational milestones (which represent 75% of their target annual incentive award opportunity) and a set of pre-established Company strategic or operational initiatives (which represent the remaining 25% of their target annual incentive award opportunity). In addition, the Compensation Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company’s operational milestones and strategic or operational initiatives. In this way, the Compensation Committee does not confine itself to a purely quantitative approach and retains discretion in determining award payments based on its review and assessment of other results for the fiscal year. The Compensation Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic or operational initiatives creates a performance-based compensation opportunity that furthers stockholder interests, but by retaining some discretion, reduces the risk that executives will overemphasize performance on the pre-established objectives to the detriment of the Company’s overall performance. Retaining limited discretion allows the Compensation Committee to ultimately conduct a more fulsome performance assessment that recognizes industry-specific and broader macroeconomic trends that have impacted the business and the Company’s opportunities and performance during the course of the year.
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The operational milestones and operational initiatives on which the 2021 MIP awards were based, as well as our performance with respect to such milestones and initiatives, are discussed below.
FISCAL YEAR 2021 OPERATIONAL MILESTONES AND OPERATIONAL INITIATIVES
For fiscal year 2021, the pre-established Company operational milestones and operational initiatives were intended to further advance our business objectives. The operational milestones for fiscal year 2021 were consistent with our fiscal year 2021 annual operating plan and were set in consideration of the Company’s prior performance and fiscal year 2021 budget. The operational milestones (and their respective weighting) were: (1) achieve a specified level of total revenue for the fiscal year (33.3%), (2) secure new orders (33.3%), and (3) achieve a specified Adjusted EBITDA (33.4%). A threshold level was set in order to qualify for 50% of the target and a maximum was set which capped the bonus potential at 125%.
The Compensation Committee had also established operational initiatives for fiscal year 2021 applicable to all participants including the NEOs. The pre-established Company operational initiatives for fiscal year 2021 (which were equally weighted) were as follows: (a) implement an operating performance model based on objectives and key results, known as “OKRs”; (b) expand project financing, tax equity, and permanent financing partners; (c) implement ESG best practices/operational measurement system; (d) implement key plant performance improvements identified by breakthrough teams; and (e) implement and execute on a hydrogen product / commercialization / financing roadmap.
Consistent with past practice, the overall operational milestone achievement was weighted 75% and the overall operational initiative achievement was weighted 25%.
The operational milestones and operational initiatives, their respective weighting, and the Company’s achievement with respect to each are set forth in the tables below.
Fiscal Year 2021 Operational Milestones
Milestone	Category Weighting	Maximum Achievement (125%)	Target Achievement (100%)	Threshold Achievement (50%)	Company Actual Achievement	Percentage of Target Achievement
Achieve FY Revenue Target	33.3%	$128 million	$117 million	$71 million	$69.6 million	0%
Secure New Orders	33.3%	49MW	39MW	12MW	4.1MW	0%
Achieve a specified Adjusted EBITDA(1)	33.4%	$(7.5) million	$(10) million	$(15) million	$(35.7) million(2)	0%
Aggregate	100%					0%

(1)
As described in additional detail above, we use Adjusted EBITDA, which is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as an operational milestone to evaluate Company performance. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items, which are considered either non-cash or non-recurring.

(2)
A reconciliation of EBITDA and Adjusted EBITDA (non-GAAP financial measures) to Net loss (the most directly comparable GAAP financial measure) is included in Annex A to this Proxy Statement.

Fiscal Year 2021 Operational Initiatives
As discussed in greater detail on page 30 of this Proxy Statement, our fiscal year 2021 Operational Initiatives were as follows:
Initiative	Weight	Company Actual Achievement	Percentage of Target Achievement
Implement an operating performance model	20%	Yes	100%
Expand project financing, tax equity, and permanent financing partners	20%	Yes	100%
Implement ESG best practices/operational measurement system	20%	Yes	100%
Implement key plant performance improvements identified by breakthrough teams	20%	Yes	100%
Implement and execute on a hydrogen product / commercialization / financing roadmap	20%	Yes	100%
Aggregate	100%		100%
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PERFORMANCE RESULTS AND ANNUAL INCENTIVE AWARD PAYMENTS FOR FISCAL YEAR 2021
At the end of fiscal year 2021, the Compensation Committee reviewed the Company’s performance as measured against the Company’s operational milestones and operational initiatives, which resulted in an annual incentive award achievement percentage of 25% of the target award levels, determined as follows:
■
Comparing the Company’s performance against the range of pre-established target levels for the operational milestones, the Compensation Committee determined that the threshold achievement level was not met for any of operational milestones for fiscal year 2021. As a result, the aggregate weighted achievement percentage was 0% for fiscal year 2021.

■
With respect to the fiscal year 2021 Company operational initiatives, the Compensation Committee compared the Company’s performance against the pre-established target objectives for these initiatives and calculated a weighted achievement percentage for each operational initiative, the sum of which yielded a total weighted achievement percentage. Our overall performance with respect to the operational initiatives for fiscal year 2021 resulted in a weighted achievement percentage of 100%.

■
Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the operational initiatives), the Compensation Committee determined that the blended annual incentive award achievement percentage was equal to 25% of the target award levels.

The specific cash amount paid to each NEO (other than Ms. Arasimowicz, who resigned in June 2021), which amount represents 25% of such NEO’s target award, is set forth in the Fiscal Year 2021 Summary Compensation Table on page 41 of this Proxy Statement.
LONG TERM INCENTIVE COMPENSATION
We use long-term incentive compensation, in the form of equity awards, to motivate and reward executive officers for effectively executing longer-term strategic and operational objectives. The value of these equity awards is based on the value of our common stock, and these awards help align the interests of our executive officers with those of the Company’s stockholders.
For fiscal year 2021, our long-term incentive plan for each executive officer other than Mr. Dolger was comprised of performance stock units (“PSUs”) and time-based RSUs. The Compensation Committee elected to use PSUs as the primary equity vehicle for the executive officers because these awards reflect a balance between significant upside potential for superior stock price performance, and decline in award size, to zero in the extreme, for performance that is below expectations.
Mr. Dolger’s new hire award, which was made on June 17, 2021 before Mr. Dolger became an executive officer of the Company and before the effective date of Mr. Dolger’s promotion from Senior Counsel to Interim General Counsel and Corporate Secretary, was comprised entirely of time-based RSUs.
The Compensation Committee exercises its judgment in determining the size of the equity awards granted to executive officers. For each eligible executive, the Committee considers the relative value of equity awards compared to the equity awards held by other executive officers, the desired incentive mix between PSU awards and RSU awards, a compensation analysis performed by Meridian, and the individual experience, skills and performance level of the executive officer.
For fiscal year 2021, the Compensation Committee determined to allocate 65% of long-term incentive awards to PSUs based on total stockholder return (“TSR”), with 32.5% being based on absolute TSR and 32.5% being based on relative TSR, as further described below. The remaining 35% of the long-term incentive award is allocated to RSUs that vest ratably over a 3-year period from the date of grant, with the number of RSUs being determined by dividing the target fair value by the average closing price of our common stock over the 20 trading days immediately preceding the date of the grant.
For the PSUs granted for fiscal year 2021, the Compensation Committee established the performance period as October 31, 2020 through October 31, 2023.
See the Fiscal Year 2021 Grants of Plan-Based Awards table on page 43 for information regarding the actual grants made to our NEOs during fiscal year 2021.
Additional information regarding our performance-based awards in fiscal years 2021 and 2020 follows.
Relative TSR PSUs
Fiscal Year 2021 Relative TSR PSU Awards:   The Compensation Committee established the performance assessment criteria for the relative TSR PSUs as the TSR of the Company relative to the TSR of the Russell 2000, with the award calibration being 100% plus or minus 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. The award is capped at 200% of the target number of PSUs, and the award is further capped at 100% of the target number of PSUs if the Company’s absolute TSR over the performance period is negative. The Company’s TSR is calculated by subtracting the Company’s beginning stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 30, 2020) from the ending stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2023), adding any dividends during the period, and then dividing the result by the Company’s beginning stock price. Any PSUs that are earned
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based on performance will be earned on the date that the Compensation Committee certifies the achievement of the applicable level of relative TSR. Any PSUs that are not earned on such date shall be forfeited. PSUs earned on the basis of relative TSR performance remain subject to vesting based on continued service until November 24, 2023 (the third anniversary of the grant date).
Fiscal Year 2020 Relative TSR PSU Awards:   The Compensation Committee established the performance assessment criteria for the relative TSR PSUs as the TSR of the Company relative to the TSR of the Russell 2000, with the award calibration being 100% plus or minus 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. The award is capped at 200% of the target number of PSUs, and the award is further capped at 100% of the target number of PSUs if the Company’s absolute TSR over the performance period is negative. The Company’s TSR is calculated by subtracting the Company’s beginning stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on the last trading day immediately prior to May 8, 2020) from the ending stock price (defined as the average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2022), adding any dividends during the period, and then dividing the result by the Company’s beginning stock price. Any PSUs that are earned based on performance will be earned on the date that the Compensation Committee certifies the achievement of the applicable level of relative TSR. Any PSUs that are not earned on such date shall be forfeited. PSUs earned on the basis of relative TSR performance remain subject to vesting based on continued service until August 24, 2023 (the third anniversary of the grant date).
Absolute TSR PSUs
Fiscal Year 2021 Absolute TSR PSU Awards:   The Compensation Committee established the performance assessment criteria for the absolute TSR PSUs as the Company’s closing stock price, with the award calibration being based on a specified percentage increase in the price of the Company’s common stock over the average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 30, 2020, which was $2.27. Specifically, a 25% increase earns 50% of the target award, a 50% increase earns 100% of the target award and a 100% increase earns 200% of the target award. Each price hurdle must be met for 20 consecutive trading days, and price hurdles may be met at any time during the performance period. Performance Shares earned based on the closing price of the Company’s common stock remain subject to vesting based on continued service until the third anniversary of the grant date of November 24, 2020.
The Compensation Committee certified achievement of a 150% increase during fiscal year 2021, resulting in an award percentage of 200%. The PSUs earned on the basis of absolute TSR performance remain subject to vesting based on continued service until November 24, 2023 (the third anniversary of the grant date).
Fiscal Year 2020 Absolute TSR PSU Awards:   The absolute TSR PSUs granted on August 24, 2020 have a performance period which ends on October 31, 2022, with award calibration being based on a specified percentage increase in the price of the Company’s common stock over the average closing price of the Company’s common stock over the 20 consecutive trading days ending on the last trading day immediately prior to May 8, 2020, which was $1.8765. Specifically, a 50% increase earned 50% of the target award, a 100% increase earned 100% of the target award and a 150% increase earned 200% of the target award. Each price hurdle was required to be met and was met for 20 consecutive trading days during the performance period. The Compensation Committee certified achievement of a 150% increase during fiscal year 2021, resulting in an award percentage of 200%. The PSUs earned on the basis of absolute TSR performance remain subject to vesting based on continued service until August 24, 2023 (the third anniversary of the grant date).
COMPENSATION POLICIES

PROHIBITION ON OPTION RE-PRICING AND BACKDATING
The Compensation Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the Second Amended and Restated 2018 Omnibus Incentive Plan, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation Committee or the independent members of our Board, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.
EQUITY AWARD GRANT POLICY
We maintain an Equity Award Grant Policy, which was most recently amended in December 2018 and is reviewed by the Compensation Committee on an annual basis. This policy includes the following key provisions: (a) all equity awards of more than 40,000 shares must be submitted to the Compensation Committee for approval; (b) all equity awards granted to executives at the level of vice president (or above) must be submitted to the Compensation Committee for approval; and (c) the Compensation Committee has authorized a pool of up to 100,000 shares from which the CEO may approve equity awards for special recognition or retention purposes, provided that such grants are limited to a grant date fair value of $40,000 or less, and further provided that no grants may be made from this pool to employees at the level of vice president or above.
COMPENSATION RECOVERY POLICY
We maintain an Executive Compensation Recovery Policy. A description of this policy can be found on page 18 of this Proxy Statement under “Corporate Governance.”
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ANTI-HEDGING POLICY
A description of our anti-hedging policy can be found on page 18 of this Proxy Statement under “Corporate Governance.”
STOCK OWNERSHIP GUIDELINES
We maintain minimum stock ownership guidelines which were updated in December 2021. A description of these guidelines can be found on pages 18 and 19 of this Proxy Statement under “Corporate Governance.”
TAX AND ACCOUNTING CONSIDERATIONS
Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, generally limits to $1.0 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. While the Compensation Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation would not be fully tax-deductible.
We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 41, 43, and 52 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent compensation consultant, Meridian. In addition, our Compensation Committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.
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FISCAL YEAR 2021 SUMMARY COMPENSATION TABLE
The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2021, 2020, and 2019 (except for Mr. Dolger, for whom information is provided only with respect to the fiscal year ended October 31, 2021 as he was not an NEO prior to fiscal year 2021).
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jason Few President, Chief Executive Officer and Chief Commercial Officer	2021	512,211	—	2,641,264	130,000	301,772	3,585,248
	2020	475,000	—	2,688,193	427,500	204,832	3,795,525
	2019	91,346	500,000	165,000	68,475	58,348	883,169
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer	2021	397,735	—	891,414	55,055	9,975	1,354,179
	2020	385,000	—	416,596	192,500	4,875	998,971
	2019	368,173	50,000	—	146,250	4,750	569,173
Joshua Dolger Executive Vice President, General Counsel and Corporate Secretary	2021	146,884	—	34,996	35,063	6,146	223,089
Jennifer D. Arasimowicz Former Executive Vice President General Counsel, Chief Administrative Officer and Corporate Secretary	2021	263,923	—	891,414	—	6,542	1,161,879
	2020	365,000	—	391,596	182,500	4,285	943,381
	2019	347,404	50,000	—	141,250	4,179	542,833
Michael J. Lisowski Executive Vice President and Chief Operating Officer	2021	349,808	—	891,414	48,813	8,598	1,298,633
	2020	325,000	—	366,602	162,500	3,250	857,352
	2019	264,693	30,000	—	126,250	2,622	423,565
Anthony J. Leo Executive Vice President and Chief Technology Officer	2021	293,192	—	561,273	40,838	8,765	904,068
	2020	275,000	—	183,300	137,500	3,437	599,237
	2019	262,154	30,000	—	108,750	3,277	404,181

(1)
The amounts reported in the “Bonus” column represent, for Mr. Few, for fiscal year 2019, the one-time signing bonus pursuant to his employment agreement, which was paid 50% during fiscal year 2019 and 50% during fiscal year 2020, and for Messrs. Bishop, Lisowski and Leo and Ms. Arasimowicz, for fiscal year 2019, the payments made pursuant to the cash incentive plan adopted by the Board on July 15, 2019 to retain certain key executives, of which the first two payments (totaling $27,778 for each of Mr. Bishop and Ms. Arasimowicz and $16,667 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2019 and the second two payments (totaling $22,222 for each of Mr. Bishop and Ms. Arasimowicz and $13,333 for each of Messrs. Lisowski and Leo) were paid in fiscal year 2020.

(2)
The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of the fiscal years 2021, 2020, and 2019, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 18 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021. The maximum values of the fiscal year 2021 PSU awards at the grant date assuming that the highest level of performance conditions are attained (and valued based on the closing price on the date of grant) are as follows: Mr. Few — $2,433,446; Mr. Bishop — $1,231,909; Ms. Arasimowicz — $1,231,909; Mr. Lisowski — $1,231,909; and Mr. Leo — $775,667.

(3)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2021, 2020, and 2019 under our Management Incentive Plan. The amounts reported for fiscal years 2021, 2020, and 2019 were paid in cash and the amounts reported for fiscal year 2021 were paid in fiscal year 2022.

(4)
The amounts reported under “All Other Compensation” for fiscal year 2021 include the following:

Name	Matching 401(k) Contributions ($)(a)	Executive Health Program ($)(b)	COVID-19 Vaccine Bonus ($)(c)	Memberships and Tax Preparation Fee Reimbursements ($)(d)	Commuting and Relocation Benefits ($)(d)	Total ($)
Jason Few	5,697	5,000	100	16,936	274,039	301,772
Michael S. Bishop	4,875	5,000	100	—	—	9,975
Joshua Dolger	1,046	5,000	100	—	—	6,146
Jennifer D. Arasimowicz	1,442	5,000	100	—	—	6,542
Michael J. Lisowski	3,498	5,000	100	—	—	8,598
Anthony J. Leo	3,665	5,000	100	—	—	8,765

(a)
This column reflects Company contributions to the 401(k) Plan.

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(b)
This column reflects the average incremental cost of the executive health and physical program per NEO. Due to Health Insurance Portability and Accountability Act confidentiality requirements, we do not disclose actual use of this program by individual officers.

(c)
This column reflects a one-time bonus paid to all employees that provided proof of Covid-19 vaccination.

(d)
These columns reflect benefits payable pursuant to Mr. Few’s employment agreement.

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FISCAL YEAR 2021 GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to the annual incentive and stock-based awards granted to our named executive officers in fiscal year 2021 under the Second Amended and Restated 2018 Omnibus Incentive Plan. The material terms of these awards are described above in the sections titled “Annual Incentive Compensation” and “Long Term Incentive Compensation” on pages 36 and 38 of this Proxy Statement, respectively.
			Estimated Future Awards Under Non-Equity Incentive Plan Awards			Estimated Future Awards Under Equity Incentive Plan Awards			All Other Stock Awards, Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards ($)(1)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold Number of Shares	Target Number of Shares	Maximum Number of Shares
Jason Few	Relative TSR PSUs	11/24/2020				39,659	79,317	158,634		1,142,958
	Absolute TSR PSUs	11/24/2020				39,659	79,317	158,634		1,218,309
	Time-Based RSUs	11/24/2020							85,417	279,997
	MIP		N/A	520,000	520,000
Michael S. Bishop	Relative TSR PSUs	11/24/2020				13,385	26,769	53,538		385,741
	Absolute TSR PSUs	11/24/2020				13,385	26,769	53,538		411,172
	Time-Based RSUs	11/24/2020							28,829	94,501
	MIP		N/A	220,220	220,220
Joshua Dolger	Time-Based RSUs	06/17/2021							3,941	34,996
	MIP		N/A	187,000	187,000
Jennifer D. Arasimowicz	Relative TSR PSUs	11/24/2020				13,385	26,769	53,538		385,741
	Absolute TSR PSUs	11/24/2020				13,385	26,769	53,538		411,172
	Time-Based RSUs	11/24/2020							28,829	94,501
Michael J. Lisowski	Relative TSR PSUs	11/24/2020				13,385	26,769	53,538		385,741
	Absolute TSR PSUs	11/24/2020				13,385	26,769	53,538		411,172
	Time-Based RSUs	11/24/2020							28,829	94,501
	MIP		N/A	195,250	195,250
Anthony J. Leo	Relative TSR PSUs	11/24/2020				8,428	16,855	33,710		242,881
	Absolute TSR PSUs	11/24/2020				8,428	16,855	33,710		258,893
	Time-Based RSUs	11/24/2020							18,151	59,499
	MIP		N/A	163,350	163,350

(1)
Amounts reported in this column are based on the grant date fair value of awards computed in accordance with FASB ASC Topic 718.

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OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END TABLE
The following table presents, for each of the NEOs, information with respect to the outstanding equity awards held at October 31, 2021. Ms. Arasimowicz had no outstanding equity awards as of October 31, 2021. All grant amounts have been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019.
	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Jason Few(3)	06/03/2020	500,000	3,995,000
	06/03/2020			500,000	3,995,000
	08/24/2020	74,892	598,387
	08/24/2020			74,892	598,387
	08/24/2020	24,964	199,462
	11/24/2020	79,317	633,743
	11/24/2020			79,317	633,743
	11/24/2020	85,417	682,482
Michael S. Bishop	8/24/2020	37,446	299,194
	8/24/2020			37,446	299,194
	8/24/2020	12,482	99,731
	11/24/2020	26,769	213,884
	11/24/2020			26,769	213,884
	11/24/2020	28,829	230,344
Joshua Dolger	06/17/2021	3,941	31,489
Michael J. Lisowski	01/31/2018	1,249	9,980
	08/24/2020	32,952	263,286
	08/24/2020			32,952	263,286
	08/24/2020	10,985	87,770
	11/24/2020	26,769	213,884
	11/24/2020			26,769	213,884
	11/24/2020	28,829	230,344
Anthony J. Leo	08/24/2020	16,476	131,643
	08/24/2020			16,476	131,643
	08/24/2020	5,492	43,881
	11/24/2020	16,855	134,671
	11/24/2020			16,855	134,671
	11/24/2020	18,151	145,026

(1)
The restricted stock unit award granted to Mr. Few on June 3, 2020 will vest on August 26, 2022. The restricted stock unit awards granted to the NEOs on August 24, 2020 and November 24, 2020 vest ratably over 3 years from the grant date. The restricted stock unit award granted to Mr. Lisowski on January 31, 2018 was granted in connection with a promotion and vested ratably over 4 years from the grant date.

(2)
The fair market value of unvested restricted stock, restricted stock unit and performance stock unit awards is based on the per share closing price of our common stock on October 29, 2021, which was $7.99.

(3)
The performance-vesting restricted stock units granted on June 3, 2020 to Mr. Few were granted in connection with Mr. Few’s August 26, 2019 employment agreement, and they are eligible to be earned on the third anniversary of Mr. Few’s employment agreement based on stock price performance.

(4)
The performance stock units granted to all NEOs on August 24, 2020 and November 24, 2020 are eligible to be earned over a three-year performance period based on absolute or relative TSR. The absolute performance stock units granted on August 24, 2020 and November 24, 2020 were earned during fiscal year 2021 but not yet vested. The relative performance stock units granted on August 24, 2020 and November 24, 2020 have not yet been earned or vested. All performance units are shown in the table at the target level. Performance stock units granted on June 3, 2020 to Mr. Few were granted in connection with Mr. Few’s August 26, 2019 employment agreement, and they are eligible to be earned on the third anniversary of Mr. Few’s employment agreement based on stock price performance.

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FISCAL YEAR 2021 OPTION EXERCISES AND STOCK VESTED TABLE
The following table presents, for each of the NEOs (except for Mr. Dolger as he had no grants that vested in fiscal year 2021), the number of shares of our common stock acquired upon the vesting of restricted stock awards and restricted stock units during fiscal year 2021, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal year 2021. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date. The number of shares included in the following table has been adjusted to reflect the one-for-twelve reverse stock split effected by the Company in May 2019.
	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jason Few	12,482(3)	78,262
Michael S. Bishop	19,256(4)	215,680
Jennifer D. Arasimowicz	17,182(5)	234,261
Michael J. Lisowski	6,739(6)	61,719
Anthony J. Leo	4,447(7)	40,291

(1)
Represents the gross number of shares acquired and value received on the vesting of restricted stock and restricted stock unit awards, without reduction for the number of shares withheld to pay applicable withholding taxes. Shares and value net of withholding are discussed in the following footnotes.

(2)
The amount reported in the “Value Realized on Vesting” column is computed by multiplying the number of shares of our common stock that vested by the closing market price of our common stock on the applicable vesting date.

(3)
Represents the vesting of the first tranche (33%) of Mr. Few’s August 24, 2020 award of 37,446 restricted stock units, in accordance with the terms of the award.

(4)
Represents the vesting of the third tranche (33%) of Mr. Bishop’s April 5, 2018 award of 39,045 restricted stock units and the vesting of the first tranche (33%) of his August 24, 2020 award of 18,723 restricted stock units, in each case in accordance with the terms of the applicable award.

(5)
Represents the vesting of the third tranche (33%) of Ms. Arasimowicz’s April 5, 2018 award of 39,045 restricted stock units and the vesting of the fourth tranche (25%) of her April 6, 2017 award of 16,666 restricted stock units, in each case in accordance with the terms of the applicable award.

(6)
Represents the vesting of the third tranche (25%) of Mr. Lisowski’s January 31, 2018 award of 4,990 restricted stock units and the vesting of the first tranche (33%) of his August 24, 2020 award of 16,477 shares of restricted stock, in each case in accordance with the terms of the applicable award.

(7)
Represents the vesting of the third tranche (33%) of Mr. Leo’s April 5, 2018 award of 5,103 restricted stock units and the vesting of the first tranche (33%) of his August 24, 2020 award of 8,238 shares of restricted stock, in each case in accordance with the terms of the applicable award.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AND SEVERANCE
Each of the then-serving NEOs had an employment agreement with the Company during fiscal year 2021, under which such NEO was eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.
In reporting the estimated potential payments and benefits payable to each NEO in the event of termination of employment as of October 31, 2021, we assumed that the terms of such NEOs’ employment agreements were applicable. The actual amounts that would be paid or distributed to the NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock at the time of termination. In addition, although we have entered into written arrangements to provide severance payments and benefits to the NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with the NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each NEO would also be able to exercise any previously-vested options to purchase shares of our common stock that s/he held (if applicable). For more information about the NEOs’ outstanding equity awards as of October 31, 2021, see the Outstanding Equity Awards at 2021 Fiscal Year-End Table above.
In addition to the severance payments and benefits described in each NEO’s individual employment agreement, the NEOs are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans.
MR. FEW
Effective as of August 26, 2019, we entered into an employment agreement with Mr. Few in connection with his appointment as the President and Chief Executive Officer of the Company (as amended on April 23, 2020 and January 19, 2021, the “CEO Employment Agreement”). The CEO Employment Agreement specifies the reasons pursuant to which his employment may be terminated by our Board and provides him with certain compensation and benefits upon termination of employment (including in connection with a change in
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control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Employment Agreement also sets forth the terms and conditions of employment for Mr. Few including his initial base salary, which is to be reviewed at least annually by our Board, and target annual incentive award opportunity, which was reviewed and increased by the independent members of our Board from 90% to 100% for fiscal year 2021. Mr. Few is also eligible to participate in the insurance plans and other employee benefits generally available to our other employees. The CEO Employment Agreement contains non-disclosure provisions that apply indefinitely and prohibit Mr. Few from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.
In the event Mr. Few’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Employment Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iv) reasonable relocation expenses back to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 12 months. In the event of termination of Mr. Few’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Few any base salary and vacation accrued but as yet unpaid on the effective date of such termination, any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the effective date of termination, and reimbursement for unreimbursed business expenses properly incurred. In the event that the termination of Mr. Few’s employment is within the 3 months prior to or the 18 months following a change in control of the Company, Mr. Few is eligible to receive a severance payment in an amount equal to (i) 2 times the sum of his then-current annual base salary plus his target bonus for the year of termination plus (ii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (iii) reasonable relocation expenses to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 24 months.
The CEO Employment Agreement further provides that, if Mr. Few receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the total severance payment shall be delivered either (a) in full or (b) in an amount such that the value of the aggregate total payments are $1.00 less than the maximum amount Mr. Few may receive without being subject to the tax, whichever results in Mr. Few receiving the greatest after-tax benefit.
The following table sets forth the potential (estimated) payments and benefits that Mr. Few would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Employment Agreement, assuming that the triggering event described below occurred on October 31, 2021.
POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. FEW
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	7,341,204	—	13,849,203
Payment for annual incentive award	1,040,000	—	1,040,000
Continued Health Insurance Premiums(5)	36,428	—	72,856
Severance payment	720,000	—	1,240,000
TOTAL	9,137,632	—	16,202,059

(1)
For purposes of this analysis, we have assumed that Mr. Few’s base salary is equal to $520,000, Mr. Few’s target annual bonus is $520,000, the total amount of the annual bonus for fiscal year 2021 (in an amount of $520,000) would have been earned, Mr. Few received relocation expenses of $200,000, Mr. Few’s Long Term Incentive Award for fiscal year 2021 would have been earned at target as reflected in the Fiscal Year 2021 Grants of Plan-Based Awards table on page 43 of this Proxy Statement and Mr. Few had outstanding restricted stock and stock unit awards as reflected in the Outstanding Equity Awards at 2021 Fiscal Year-End Table on page 44 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board.

(2)
Assumes Mr. Few’s date of termination of employment was October 31, 2021. The market price of our common stock on October 29, 2021 was $7.99 per share. In addition, we have assumed that the total payments and benefits to Mr. Few in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code.

(3)
The value of the restricted stock unit awards and performance stock units on October 31, 2021 is based on 610,381 restricted stock units and 308,418 performance stock units at $7.99 per share that had not vested.

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(4)
The CEO Employment Agreement provides for accelerated vesting of Mr. Few’s outstanding and unvested restricted stock and restricted stock unit awards and deems all performance unit awards as earned at target upon a change in control of the Company. Assuming a change in control occurred on October 31, 2021, Mr. Few would receive accelerated vesting of 1,195,798 restricted stock units and 537,519 performance stock units. As of October 31, 2021, Mr. Few had no options to purchase shares of our common stock outstanding.

(5)
Mr. Few is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 24 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2021.

MR. BISHOP, MR. DOLGER, MR. LISOWSKI AND MR. LEO
We entered into employment agreements (the “Other NEO Agreements”) with Mr. Bishop (effective January 1, 2012), with Mr. Dolger (effective August 2, 2021), and with Mr. Lisowski and Mr. Leo (each effective August 1, 2019) which specify the reasons pursuant to which their employment may be terminated and provide them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The Other NEO Agreements set forth the terms and conditions of their employment including the initial annual base salary and target annual incentive award opportunity, which was equal to 50% of base salary for Mr. Bishop, Mr. Lisowski and Mr. Leo, but was increased by the Compensation Committee to 55% for fiscal year 2021 and which is equal to 55% of base salary for Mr. Dolger. The target annual incentive awards are payable in accordance with the terms of the Management Incentive Plan described on page 36 of this Proxy Statement. Our NEOs are also eligible to participate in insurance plans and other employee benefits generally available to our other employees.
In the event that the employment of Messrs. Bishop, Dolger, Lisowski or Leo is terminated by the Company without cause, or any of them resigns for “good reason” (as defined in his applicable agreement), he is eligible to receive a severance payment in an amount equal to six months of his then-current annual base salary as of the date of termination, as well as payment for continued health insurance for six months. In the event that Mr. Bishop, Mr. Dolger, Mr. Lisowski or Mr. Leo is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, his outstanding and unvested options to purchase shares of our common stock and restricted stock and restricted stock unit awards accelerate and immediately vest. In addition, each of them is eligible to receive a severance payment in an amount equal to one year of his base salary as of the date of termination plus the average of the bonuses paid to him since his appointment as an executive officer of the Company as well as payment for continued health insurance for 12 months. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him any base salary and vacation accrued but unpaid as of the effective date of such termination.
We also entered into an employment agreement with Ms. Arasimowicz (effective April 6, 2017) which included identical reasons pursuant to which her employment could have been terminated and identical compensation and benefits upon termination of employment (including in connection with a change in control of the Company) as those described for Messrs. Bishop, Dolger, Lisowski, and Leo above. Due to her voluntary resignation as of June 25, 2021, there was no severance paid in connection with Ms. Arasimowicz’s departure, she was paid no cash bonus for fiscal year 2021 under our Management Incentive Plan, and her unvested outstanding equity awards were forfeited upon her departure.
The following tables set forth the potential (estimated) payments and benefits which Messrs. Bishop, Dolger, Lisowski and Leo would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the applicable Other NEO Agreements, assuming that the triggering event described below occurred on October 31, 2021.
POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. BISHOP
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	529,537
Payment for annual incentive award	—	—	100,031
Continued Health Insurance Premiums(5)	13,081	—	26,163
Severance payment(6)	200,200	—	400,400
TOTAL	213,281	—	1,056,131

(1)
For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $400,400 and annual incentive award payments paid for fiscal year 2011 in the amount of $59,850, for fiscal year 2012 in the amount of $79,835, for fiscal year 2013 in the amount of $89,670, for fiscal year 2014 in the amount of $94,500, for fiscal year 2015 in the amount of $83,430, for fiscal year 2016 in the amount of $78,750, for fiscal year 2017 in the amount of $125,520, for fiscal year 2018 in the amount of $0, for fiscal year 2019 in the amount of $196,250 (which amount also includes a $50,000 retention bonus) and for fiscal year 2020 in the amount of $192,500 and that Mr. Bishop had outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2021 Fiscal Year-End Table on page 44 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2021 Grants of Plan-Based Awards table on page 43 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation Committee.

FUELCELL ENERGY, INC. | PROXY STATEMENT   47

Executive Compensation
(2)
Assumes Mr. Bishop’s date of termination of employment was October 31, 2021. The market price of our common stock on October 29, 2021 was $7.99 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Bishop is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Bishop’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2021, Mr. Bishop held 41,311 unvested restricted stock units and 128,430 performance stock units. For purposes of this table, the value of 33% of the 74,892 performance stock units granted in August 2020 was included based on the elapsed portion (one year) of the three-year performance period from the grant date as of October 31, 2021. We did not include the November 2020 grants as one year had not elapsed from the date of grant as of October 31, 2021. As of October 31, 2021, Mr. Bishop held no options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2021 is based on 41,311 restricted stock units and 33% of the 74,892 performance stock units granted in August 2020 at $7.99 per share.

(5)
Mr. Bishop is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2021.

(6)
In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Financial Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. DOLGER
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	31,489
Payment for annual incentive award	—	—	35,063
Continued Health Insurance Premiums(5)	12,866	—	25,731
Severance payment(6)	170,000	—	340,000
TOTAL	182,866	—	432,283

(1)
For purposes of this analysis, we have assumed that Mr. Dolger’s compensation includes a base salary equal to $340,000 and annual incentive award payments paid for fiscal year 2021 in the amount of $35,063. Mr. Dolger became Executive Vice President and General Counsel in December 2021 (and Corporate Secretary in June 2021). Mr. Dolger had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2021 Fiscal Year-End Table on page 44 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation Committee.

(2)
Assumes Mr. Dolger’s date of termination of employment was October 31, 2021. The market price of our common stock on October 29, 2021 was $7.99 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Dolger is to receive accelerated vesting of his outstanding and unvested restricted stock unit awards. As of October 31, 2021, Mr. Dolger held 3,941 unvested restricted stock units. As of October 31, 2021, Mr. Dolger held no performance stock units or options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards on October 31, 2021 is based on 3,941 restricted stock units at $7.99 per share.

(5)
Mr. Dolger is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2021.

(6)
In the event Mr. Dolger’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Interim General Counsel and Corporate Secretary (which occurred in June 2021).

48   FUELCELL ENERGY, INC. | PROXY STATEMENT

Executive Compensation

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LISOWSKI
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	503,618
Payment for annual incentive award	—	—	159,375
Continued Health Insurance Premiums(5)	18,099	—	36,197
Severance payment(6)	177,500	—	355,000
TOTAL	195,599	—	1,054,190

(1)
For purposes of this analysis, we have assumed that Mr. Lisowski’s compensation is as follows: a base salary equal to $355,000, a $156,250 annual incentive award payment in fiscal year 2019 (which amount includes a $30,000 retention bonus), the year of his appointment as an executive officer of the Company, and a $162,500 annual incentive award payment in fiscal year 2020. Mr. Lisowski has outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2021 Fiscal Year-End Table, on page 44 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2021 Grants of Plan-Based Awards table on page 43 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee.

(2)
Assumes Mr. Lisowski’s date of termination of employment was October 31, 2021. The market price of our common stock on October 29, 2021 was $7.99 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Lisowski is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Lisowski’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2021, Mr. Lisowski held 41,063 unvested restricted stock units and 119,442 performance stock units. For purposes of this table, the value of 33% of the 65,904 performance stock units granted in August 2020 was included based on the elapsed portion (one year) of the three-year performance period from the grant date as of October 31, 2021. We did not include the November 2020 grants as one year had not elapsed from the date of grant as of October 31, 2021. As of October 31, 2021, Mr. Lisowski held no options to purchase shares of our common stock.

(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2021 is based on 41,063 restricted stock units and 33% of the 65,904 performance stock units granted in August 2020 at $7.99 per share.

(5)
Mr. Lisowski is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2021.

(6)
In the event Mr. Lisowski’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Operating Officer.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. LEO
Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	—	—	—
Restricted Shares/Stock Units(3)(4)	—	—	276,670
Payment for annual incentive award	—	—	138,125
Continued Health Insurance Premiums(5)	9,468	—	18,936
Severance payment(6)	148,500	—	297,000
TOTAL	157,968	—	730,730

(1)
For purposes of this analysis, we have assumed that Mr. Leo’s compensation is as follows: a base salary equal to $297,000, a $138,750 annual incentive award payment in fiscal year 2019 (which amount includes a $30,000 retention bonus), the year of his appointment as an executive officer of the Company, and a $137,500 annual incentive award payment in fiscal year 2020. Mr. Leo has outstanding restricted stock and restricted stock unit awards as reflected in the Outstanding Equity Awards at 2021 Fiscal Year-End Table, on page 44 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2021 Grants of Plan-Based Awards table on page 43 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee.

(2)
Assumes Mr. Leo’s date of termination of employment was October 31, 2021. The market price of our common stock on October 29, 2021 was $7.99 per share.

(3)
Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Leo is to receive accelerated vesting of his outstanding and unvested restricted stock and restricted stock unit awards and it is deemed that the target performance goals of Mr. Leo’s performance stock units had been met at the time of a change in control and that such performance stock units were prorated based on the elapsed portion of the performance period. As of October 31, 2021, Mr. Leo held 23,643 unvested restricted stock units and 66,662 performance stock units. For purposes of this table, the

FUELCELL ENERGY, INC. | PROXY STATEMENT   49

Executive Compensation
value of 33% of the 32,952 performance stock units granted in August 2020 was included based on the elapsed portion (one year) of the three-year performance period from the grant date as of October 31, 2021. We did not include the November 2020 grants as one year had not elapsed from the grant date as of October 31, 2021. As of October 31, 2021, Mr. Leo held no options to purchase shares of our common stock.
(4)
The value of the restricted stock unit awards and the prorated performance stock units on October 31, 2021 is based on 23,643 restricted stock units and 33% of the 32,952 performance stock units granted in August 2020 at $7.99 per share.

(5)
Mr. Leo is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2021.

(6)
In the event Mr. Leo’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Technology Officer.

CEO PAY RATIO

CEO Pay Ratio — 44:1
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd — Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). Our Company’s PEO is Mr. Few. The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.
The Compensation Committee believes its compensation philosophy and program must be fair, competitive and internally equitable to motivate our executives to perform in ways that enhance stockholder value. As a result of the rules under the Dodd-Frank Act, the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
To identify our median employee, we calculated the annual target total direct compensation for fiscal year 2021 of each employee as of October 31, 2021 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). For these purposes, annual target total direct compensation included each employee’s (a) base salary for fiscal year 2021, (b) target cash incentive opportunity and (c) the grant date value of equity awards received during the fiscal year. We selected this “consistently applied compensation measure,” or CACM, because it reflects our primary compensation elements across our employee population. All amounts were annualized for permanent employees who did not work for the entire fiscal year of 2021. We did not apply any cost-of-living adjustment as part of the calculation. Further, in identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable exchange rate as of October 31, 2021. We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all employees except for the CEO from lowest to highest, and (iii) identifying the employee who ranked number 191 on the list (the “Median Employee”) of 381 total employees.
Next, in accordance with the rules set forth in Item 402(u) of Regulation S-K promulgated under the Exchange Act, we calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation was calculated in the Fiscal Year 2021 Summary Compensation Table. Our median employee’s annual total compensation was $80,912. Our CEO’s annual total compensation, as reported in the Fiscal Year 2021 Summary Compensation Table, was $3,585,248. Therefore, our CEO Pay Ratio for 2021 was approximately 44:1.
50   FUELCELL ENERGY, INC. | PROXY STATEMENT

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION

The Compensation Committee periodically reviews Director compensation. In evaluating our Director compensation program, the Compensation Committee is guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation program should be simple, transparent and easy for stockholders to understand.
The compensation of the non-employee Directors includes both a cash and an equity component. Our non-employee Directors receive an annual retainer and committee member and chair fees. They may elect to receive these fees in cash or in shares of the Company’s common stock. In addition, the non-employee Directors will also receive compensation in the form of an equity award.
FISCAL YEAR 2021 ANNUAL DIRECTOR COMPENSATION
For fiscal year 2021, our annual non-employee Director compensation consisted of:
■
a retainer of $50,000 per year for service as a Director;

■
an annual equity award of either RSUs or deferred common stock (at the Director’s election) valued at $75,000 for service as a Director which vests one year from the date of grant; and

■
non-chair committee fees of $10,000 for the first committee on which a non-employee Director is a member and $7,500 for each additional committee on which he or she is a member.

In addition, the non-employee Chairman of the Board received an annual fee of $50,000, and Chair committee fees were $20,000 for the Audit and Finance Committee and $15,000 for each of the Environmental, Social, Governance and Nominating Committee and the Compensation Committee. A Director will receive pro-rated fees if he or she does not finish his or her then-current term as a Director.
NEW BOARD MEMBERS
Upon election to the Board, a non-employee Director will be granted an equity award in the form of restricted stock units (also referred to herein as RSUs) valued at $50,000, pro-rated from the date of his or her initial appointment to the end of the service year (which ends at the annual stockholder meeting). The per share fair market value of each award is based upon the closing market price of the Company’s common stock on the date of grant.
DIRECTORS DEFERRED COMPENSATION PLAN
Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer, until a predetermined date or until they leave the Board, receipt of all or a portion of their fees, whether paid in cash or common stock. The election to defer receipt of all or a portion of his or her fees must be made by a non-employee Director prior to December 31st of each calendar year or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.
REIMBURSEMENT OF EXPENSES
We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board.
FUELCELL ENERGY, INC. | PROXY STATEMENT   51

DIRECTOR COMPENSATION
FISCAL YEAR 2021 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table sets forth the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2021.
Name of Director	Fees Earned Or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)(2)
James H. England	—	192,500	—	—	192,500
Chris Groobey	—	150,000	—	—	150,000
Matthew F. Hilzinger	69,375	98,125	—	—	167,500
Natica von Althann	57,500	100,000	—	—	157,500
Cynthia Hansen	—	137,500	—	—	137,500
Donna Sims Wilson	45,000	50,000	—	—	95,000
Betsy Bingham	—	47,500	—	—	47,500
The following table describes the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2021, categorized by type of consideration earned.
Name of Director	Annual Equity Award ($)	Annual Retainer Fees ($)	Committee Participation Fees ($)	Total ($)(2)
James H. England	75,000	50,000	67,500	192,500
Chris Groobey	75,000	50,000	25,000	150,000
Matthew F. Hilzinger	75,000	50,000	42,500	167,500
Natica von Althann	75,000	50,000	32,500	157,500
Cynthia Hansen	68,750	45,833	22,917	137,500
Donna Sims Wilson	50,000	33,333	11,667	95,000
Betsy Bingham	25,000	16,667	5,833	47,500

(1)
The amounts reported represent the aggregate grant date fair value of the stock awards granted in fiscal year 2021 determined in accordance with FASB ASC Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 18 of the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2021. Stock awards to directors for payment of fees are unrestricted shares of common stock that are not subject to any vesting provisions. The annual equity award vests at the earlier of one year from the date of grant or the next annual meeting of stockholders.

(2)
The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainer fees, committee and/or chair fees and equity awards.

52   FUELCELL ENERGY, INC. | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of February 11, 2022 with respect to: (a) each of our Directors and Director nominees; (b) each of our named executive officers named in the Fiscal Year 2021 Summary Compensation Table on page 41 of this Proxy Statement (also referred to herein as NEOs); (c) all of our Directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than 5% of the outstanding common stock of the Company.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 366,686,971 shares of common stock outstanding on February 11, 2022. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 11, 2022 and shares of common stock issuable upon the vesting of RSUs within 60 days of February 11, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).
Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.
Name	Position	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Directors and Executive Officers
Jason Few	President, Chief Executive Officer and Chief Commercial Officer; Director	50,252	*
Michael S. Bishop	Executive Vice President, Chief Financial Officer and Treasurer	29,358	*
Michael J. Lisowski	Executive Vice President and Chief Operating Officer	13,614	*
Anthony J. Leo	Executive Vice President and Chief Technology Officer	16,693	*
Joshua Dolger	Executive Vice President, General Counsel and Corporate Secretary	250	*
Jennifer Arasimowicz	Former Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	17,105	*
James H. England(2)	Director	8,836	*
Chris Groobey(3)	Director	94,723	*
Matthew F. Hilzinger(4)	Director	277	*
Natica von Althann(5)	Director	4,167	*
Cynthia Hansen(6)	Director	18,579	*
Donna Sims Wilson(7)	Director	8,143	*
Betsy Bingham(8)	Director	—	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)	—	244,892	*
Greater than 5% Stockholders
BlackRock, Inc.(9)	—	32,625,987	8.9%
The Vanguard Group – 23-1945930(10)	—	32,316,818	8.8%

*
Less than one percent.

(1)
Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2)
Mr. England’s shareholdings include options to purchase 8,558 shares of common stock, which are currently exercisable. His shareholdings as reported do not include 46,205 vested deferred shares of common stock and 71,167 vested deferred stock units.

(3)
Mr. Groobey’s shareholdings include 5,919 restricted stock units that vest within 60 days of the record date, February 11, 2022.

(4)
Mr. Hilzinger’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable. His shareholdings do not include 13,222 vested deferred shares of common stock and 71,767 vested deferred stock units.

(5)
Ms. von Althann’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable, and 1,973 restricted stock units that vest within 60 days of the record date, February 11, 2022. Her shareholdings do not include 22,576 vested deferred shares of common stock and 51,116 vested deferred stock units.

(6)
Ms. Hansen’s shareholdings include 8,165 restricted stock units that vest within 60 days of the record date, February 11, 2022. Ms. Hansen shares voting and dispositive power with her spouse with respect to all 18,579 shares.

(7)
Ms. Wilson’s shareholdings include 8,143 restricted stock units that vest within 60 days of the record date, February 11, 2022.

FUELCELL ENERGY, INC. | PROXY STATEMENT   53

(8)
Ms. Bingham’s shareholdings do not include 4,659 vested deferred shares of common stock and 3,067 vested deferred stock units.

(9)
The number of shares beneficially owned is as of December 31, 2021, as reported by BlackRock, Inc. in Amendment No. 2 to Schedule 13G filed with the SEC on February 1, 2022. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. has sole power to vote or direct the vote with respect to 32,236,701 of these shares and sole power to dispose or to direct the disposition of all of these shares.

(10)
The number of shares beneficially owned is as of December 31, 2021, as reported by The Vanguard Group — 23-1945930 in Schedule 13G filed with the SEC on February 10, 2022. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group has shared power to vote or direct the vote with respect to 600,072 of these shares, sole power to dispose or to direct the disposition of 31,404,689 of these shares, and shared power to dispose or to direct the disposition of 912,129 of these shares. The Vanguard Group does not have the sole power to vote or direct the vote with respect to any of these shares.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers, Directors and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2021 were made on a timely basis, except for the following filings: Mr. Groobey’s Form 4 for July 15, 2020, which was filed on January 20, 2021; and Mr. England’s Form 4 for July 15, 2020, which was filed on January 20, 2021.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Audit and Finance Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (a) the aggregate amount involved exceeds or will or may be expected to exceed $120,000, (b) the Company is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a less than 10% beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, Director or nominee for election as a Director of FuelCell Energy, (b) greater than 5% beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit and Finance Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
RELATED PARTY TRANSACTIONS

Mr. England, the Chairman of our Board and a member of our Executive Committee and our Environmental, Social, Governance and Nominating Committee, is a director of Enbridge Inc. (“Enbridge”), and Ms. Hansen, a member of our Board, our Compensation Committee, and our Environmental, Social, Governance and Nominating Committee, is the Executive Vice President and President, Gas Distribution and Storage of Enbridge and has been appointed Executive Vice President and President, Gas Transmission and Midstream of Enbridge effective March 1, 2022.
Enbridge transports and distributes energy across North America through the employment of more than 6,000 people in Canada and the United States. Enbridge is headquartered in Toronto, Canada and is publicly held, trading on the Canadian stock exchange under the symbol “ENB”.
In connection with our acquisition of Global Thermoelectric Inc. in November 2003, we acquired a preferred share obligation relating to 1,000,000 Class A Cumulative Redeemable Exchangeable Preferred Shares (the “Series 1 Preferred Shares”) held by Enbridge, which were issued by our Canadian subsidiary, FCE FuelCell Energy Ltd. (“FCE Ltd.”).
On March 31, 2011 and April 1, 2011, the Company entered into agreements with Enbridge to modify the provisions of the Series 1 Preferred Shares of FCE Ltd. Consistent with the previous Series 1 Preferred Share agreement, the Company continued to guarantee the return of principal and dividend obligations of FCE Ltd. to Enbridge, as the holder of the Series 1 Preferred Shares under the modified agreement.
Prior to January 20, 2020, FCE Ltd. or the Company, as the guarantor of FCE Ltd.’s payment obligations with respect to the Series 1 Preferred Shares, was obligated to pay, on or before December 31, 2020, all accrued and unpaid dividends on the Series 1 Preferred Shares and the balance of the principal redemption price with respect to all of the Series 1 Preferred Shares. Interest under the Series 1 Preferred Shares accrued at an annual rate of 5%. In addition, the holder of the Series 1 Preferred Shares had the right to exchange such shares for fully paid and non-assessable shares of common stock of the Company at certain specified prices, and FCE Ltd. had the option of making dividend payments in the form of common stock of the Company or cash. As of October 31, 2019, the Company did not have sufficient shares available to satisfy these obligations.
54   FUELCELL ENERGY, INC. | PROXY STATEMENT

On January 20, 2020, the Company, FCE Ltd. and Enbridge entered into a letter agreement (the “January 2020 Letter Agreement”), pursuant to which they agreed to amend the articles of FCE Ltd. relating to and setting forth the terms of the Series 1 Preferred Shares to: (i) remove the provisions of the articles permitting or requiring the issuance of shares of the Company’s common stock in exchange for the Series 1 Preferred Shares or as payment of amounts due to the holders of the Series 1 Preferred Shares, (ii) remove certain provisions of the articles relating to the redemption of the Series 1 Preferred Shares, (iii) increase the annual dividend rate, commencing on January 1, 2020, to 15%, (iv) extend the final payment date for all accrued and unpaid dividends and all return of capital payments (i.e., payments of the principal redemption price) from December 31, 2020 to December 31, 2021, (v) clarify when dividend and return of capital payments were to be made in the future and extend the quarterly dividend and return of capital payments through December 31, 2021 (which were previously to be paid each quarter through December 31, 2020), (vi) remove certain terms and provisions of the articles that are no longer applicable, and (vii) make other conforming changes to the articles. In addition, the parties agreed to amend the Company’s guarantee in favor of Enbridge as necessary or as the parties mutually agreed, in either case, in order to be consistent with such amended articles and to maintain the Company’s guarantee of FCE Ltd.’s obligations under the Series 1 Preferred Shares. The articles of FCE Ltd. were amended and filed in accordance with the provisions of the January 2020 Letter Agreement on March 26, 2020. Under the amended articles, FCE Ltd. continued to be required to make (a) annual dividend payments of Cdn. $500,000 and (b) annual return of capital payments of Cdn. $750,000.
On December 16, 2020, the Company and FCE Ltd. delivered a payoff letter (the “Payoff Letter”) to Enbridge pursuant to which the Company confirmed its intent to pay the amounts owed to Enbridge under the terms of the Series 1 Preferred Shares (the “Obligation”) on or before December 31, 2020 in accordance with its obligations under its guarantee because FCE Ltd. did not have sufficient cash to pay the Obligation. As of December 31, 2020, the amount owed to Enbridge under the Series 1 Preferred Shares totaled Cdn. $27.4 million, which included Cdn. $4.3 million of principal and Cdn. $23.1 million of accrued dividends. Under the terms of the Payoff Letter, each of the parties, on behalf of itself and each of its affiliates and subsidiaries, agreed that, upon the payoff of the Obligation, each of the parties, on behalf of itself and each of its affiliates and subsidiaries, unconditionally released each of the other parties and their respective affiliates and subsidiaries and their respective officers, directors, managers, employees, shareholders, members, agents, attorneys and representatives as well as their respective successors and assigns from any and all claims, obligations, rights, causes of action, and liabilities of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before the date of the Payoff Letter, which are based upon, arise under or are related to the Series 1 Preferred Shares, the guarantee or the January 2020 Letter Agreement or any documents, agreements, dealings or other matters connected with any of the foregoing.
On December 18, 2020, the Company remitted payment totaling Cdn. $27.4 million to Enbridge. The foregoing payment amount in U.S. dollars totaled approximately $21.5 million. Concurrent with receipt of the payment from the Company, Enbridge surrendered its Series 1 Preferred Shares in FCE Ltd., and the guarantee and the January 2020 Letter Agreement were terminated. All obligations related to the Series 1 Preferred Shares were extinguished upon payment. Pursuant to the Payoff Letter, the transaction is deemed to have occurred on December 31, 2020.
During fiscal year 2021, the Company did not recognize any revenue from Enbridge or have any relationship with Enbridge, other than the relationship described above.
FUELCELL ENERGY, INC. | PROXY STATEMENT   55

AUDIT AND FINANCE COMMITTEE REPORT
During fiscal year 2021, the Audit and Finance Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.
In performing its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended October 31, 2021. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.
Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit and Finance Committee concerning independence, the Audit and Finance Committee received written disclosure from the independent registered public accounting firm, and discussed with the auditors their independence. The Audit and Finance Committee has concluded that KPMG LLP is independent.
Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 and be filed with the U.S. Securities and Exchange Commission.
Submitted by:
Audit and Finance Committee
Matthew F. Hilzinger (Chair)
Chris Groobey
Natica von Althann
Donna Sims Wilson
Betsy Bingham
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

KPMG LLP
	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit Fees	1,230,569	803,891
Audit Related Fees	155,000	245,000
Tax Fees	—	—
All Other Fees	—	—
TOTAL	1,385,569	1,048,891
AUDIT FEES

Audit fees include the aggregate fees billed for the audit of the Company’s annual consolidated financial statements, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q, and services related to SEC filing matters. The amount shown for fiscal year 2020 included $1,391 of out-of-pocket expenses. The amount shown for fiscal year 2021 included $16,069 of out-of-pocket expenses.
AUDIT-RELATED FEES

Audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2021 relate to services provided in connection with SEC registration statements and equity offerings.
The audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2020 were related to services provided in connection with SEC registration statements and equity offerings.
As set forth in its charter, it is the policy of our Audit and Finance Committee to pre-approve all audit and non-audit services provided by KPMG LLP. All audit and audit related services described above were pre-approved by our Audit and Finance Committee.
56   FUELCELL ENERGY, INC. | PROXY STATEMENT

OTHER PROPOSALS
PROPOSAL 2  RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022
The Audit and Finance Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 and is requesting ratification by the stockholders of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2021 and has served as our independent registered public accounting firm since 1995.
KPMG LLP representatives are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The Audit and Finance Committee of the Board considered a number of factors in determining whether to re-engage KPMG LLP as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent registered public accounting firms.
The Board and the Audit and Finance Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Accordingly, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2022. Although ratification is not required by our amended and restated by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP, the Audit and Finance Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2023 fiscal year. In addition, if stockholders ratify the selection of KPMG LLP, the Audit and Finance Committee may nevertheless periodically request proposals from other independent registered public accounting firms and as a result of such process may select KPMG LLP or another firm as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022.

FUELCELL ENERGY, INC. | PROXY STATEMENT   57

OTHER PROPOSALS
PROPOSAL 3  ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers or NEOs. This advisory stockholder vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal year 2021 executive compensation programs and policies and the compensation paid to our NEOs as discussed in the Compensation Discussion and Analysis beginning on page 28, the accompanying compensation tables and the related narrative disclosure.
As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.
Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our NEOs.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

58   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER
MATTERS
GENERAL
Holders of the Company’s common stock as of the close of business on February 11, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, there were 366,686,971 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:
■
held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);

■
held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct their brokerage firm, bank or nominee how to vote their shares; and

■
held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2023 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2023 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 25, 2022. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our amended and restated by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2023, you must submit a timely notice in accordance with the procedures described in our amended and restated by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2023, such a proposal must be received on or after December 8, 2022, but not later than January 7, 2023. In the event that the date of the Annual Meeting of Stockholders to be held in 2023 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2023 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2023 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our amended and restated by-laws.
HOUSEHOLDING
Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call Broadridge at 1-800-542-1061.
If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.
QUORUM AND VOTE REQUIRED
The holders of a majority of the shares of common stock entitled to vote as of the Record Date present, in person (by virtual presence online) or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
FUELCELL ENERGY, INC. | PROXY STATEMENT   59

ADDITIONAL INFORMATION AND OTHER MATTERS
With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the directors. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 1.
With respect to Proposals 2 and 3, such proposals are non-binding but will be deemed to be approved upon the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 2 and 3 (although we do not expect there to be any broker non-votes in connection with Proposal 2, as Proposal 2 is a “routine” matter under New York Stock Exchange Rule 452).
If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposal 1 or Proposal 3, the broker may not exercise its discretion to vote your shares on such proposal. If no instruction is given and a broker therefore cannot vote, there is a “broker non-vote” and such shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the broker may exercise its discretion to vote your shares on Proposal 2 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.
While Proposal 3 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.
COUNTING VOTES
You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. As noted above, an “ABSTAIN” vote will have no effect on the voting results for Proposals 1, 2, or 3.
All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each of the proposals described in this Proxy Statement.
Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.
VOTING BY PROXY
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact in the proxy, Jason Few and Joshua Dolger, were selected by our Board.
A stockholder may change its vote and revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests. For stockholders who hold their shares beneficially in street name, such stockholders may change their vote by submitting new voting instructions to their broker, trustee or nominee following the instructions it has provided, or, if such stockholder has obtained a legal proxy from its broker or nominee giving it the right to vote its shares, by attending the Annual Meeting and voting.
All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired MacKenzie Partners to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $15,000, plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.
If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact MacKenzie Partners, Inc., the proxy solicitation agent for the Company, by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.
60   FUELCELL ENERGY, INC. | PROXY STATEMENT

ADDITIONAL INFORMATION AND OTHER MATTERS

ANNUAL REPORT AND FORM 10-K
Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2021 and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 as filed with the SEC are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810, Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.
OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.
INFORMATION ABOUT ATTENDING THE ANNUAL MEETING
In accordance with the Company’s security procedures, admission to the Annual Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 11, 2022. This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the Record Date for the Annual Meeting, which was February 11, 2022, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2022 and using your 16-digit control number to enter the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:
FuelCell Energy, Inc.
Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
(203) 825-6000
corporatesecretary@fce.com
Please include the following information with your inquiry:
■
Your name and complete mailing address;

■
Your email address; and

■
Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

FUELCELL ENERGY, INC. | PROXY STATEMENT   61

Annex A — Non-GAAP Reconciliation
Non-GAAP Financial Measures
Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are alternate, non-GAAP measures of operations and operating performance by the Company.
These supplemental non-GAAP measures are provided to assist readers in determining operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items which are considered either non-cash or non-recurring.
While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.
The following table calculates EBITDA and Adjusted EBITDA for the fiscal year ended October 31, 2021 and reconciles these figures to the GAAP financial statement measure Net loss.
(Amounts in thousands)	Fiscal Year Ended October 31, 2021
Net loss	$(101,025)
Depreciation and amortization(1)	19,872
(Benefit) provision for income tax	2
Other (income)/expense, net(2)	694
Loss (gain) on extinguishment of debt and financing obligation	11,156
Extinguishment of Series 1 preferred share obligation	934
Change in fair value of common stock warrant liability	15,974
Interest expense	7,363
EBITDA	$(45,030)
Impairment expense(3)	5,024
Share-based compensation expense	4,293
Adjusted EBITDA	$(35,713)

(1)
Includes depreciation and amortization on our Generation portfolio of $15.0 million for the year ended October 31, 2021.

(2)
Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations.

(3)
This expense is included in Generation cost of revenues on the consolidated statement of operations.

62   FUELCELL ENERGY, INC. | PROXY STATEMENT

ONLINE ACCESS TO PROXY MATERIALS
To view this Proxy Statement and the Annual Report, visit
www.fuelcellenergy.com and click on the “Investors” tab on the top on the page, visit www.proxyvote.com, or scan the following QR code.

FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FCEL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D68665-P65859 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FUELCELL ENERGY, INC. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of the following proposals: 1. Election of Directors Nominees: For Against Abstain 1a. James H. England 1b. Jason Few 1c. Matthew F. Hilzinger 1d. Natica von Althann 1e. Cynthia Hansen 1f. Donna Sims Wilson 1g. Betsy Bingham For Against Abstain 2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.'s independent registered public accounting firm for the fiscal year ending October 31, 2022 3. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.'s named executive officers as set forth in the "Executive Compensation" section of the proxy statement NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, April 7, 2022: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. D68666-P65859 FUELCELL ENERGY, INC. PROXY FOR THE APRIL 7, 2022 ANNUAL MEETING OF STOCKHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jason Few and Joshua Dolger, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, April 7, 2022, at 10:00 a.m. Eastern Daylight Time virtually at www.virtualshareholdermeeting.com/FCEL2022 and at any adjournment or postponement thereof. This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2 and 3, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof. This proxy may be used by stockholders of record as of February 11, 2022. Continued and to be signed on reverse side